                                  CONSENT OF LESSOR


     Reference is made to an Agreement of Lease dated as of December 1, 1988 as amended by an Extension and First Amendment of Lease dated as of January 13, 1994, an Extension and Second Amendment of Lease dated as of January 23, 1995 and a Third Amendment and Extension of Agreement of Lease dated as of March 1997 (as amended, the "Lease") between RTC PROPERTIES, INC., a New York corporation, as lessor ("Lessor"), and MERCER PRODUCTS CO., INC., a New Jersey corporation, as lessee ("Lessee"), concerning certain premises including a portion of Building 10, as more particularly described in the Lease (the "Premises"), and to a Guaranty agreement dated as of August 20, 1990 (the "Guaranty") from Laporte Group p.l.c. ("LAPORTE"), a company organized under the laws of England to RTC Properties, Inc. guaranteeing the obligations of Lessee under the Lease.

     WHEREAS, Lessor consented to an assignment of the Lease to Sovereign Specialty Chemicals, L.P. or any of its subsidiaries (collectively "SOVEREIGN") under a stock purchase agreement dated May 22, 1997 pursuant to which Laporte, Inc., an affiliate of LAPORTE, sold all of the outstanding shares of Lessee to SOVEREIGN;

     WHEREAS, SOVEREIGN entered into a stock purchase agreement with Burke Industries, Inc., a California corporation (the "PURCHASER") pursuant to which SOVEREIGN will transfer all of the shares of Lessee to PURCHASER;

     WHEREAS, the aforementioned transfer of stock to PURCHASER is deemed an assignment of the Lease pursuant to Section 27.01 of the Lease, requiring the prior consent of Lessor;

     WHEREAS, Lessee, SOVEREIGN and PURCHASER have requested Lessor's consent to the assignment;

     WHEREAS, SOVEREIGN has agreed to provide additional security in the amount of $25,000.00 for the faithful performance and observance of the terms, covenants and conditions of the Lease by Lessee;

     WHEREAS, Lessor has agreed to the release of LAPORTE from the Guaranty, under the terms and conditions herein, in consideration of the execution and delivery of a guaranty of Lessee's obligations under the Lease by PURCHASER, under the terms and conditions herein, and in consideration of the execution and delivery of the Fourth Amendment of Lease by Lessee.

     NOW, THEREFORE, Lessor hereby certifies to Lessee and SOVEREIGN as follows:

     1. Subject to and upon all of the terms, covenants and conditions of the Lease and the terms and conditions herein set forth, Lessor hereby consents to the assignment of the Lease occasioned by the transfer of the stock of Lessee from SOVEREIGN to PURCHASER.

     2. Subject to compliance with all terms and conditions herein set forth, Lessor releases LAPORTE of and from any liability or obligation under or with respect to the Guaranty of the Lease, arising out of the covenants, terms, conditions and agreements to be performed or observed by Lessee, its successors and assigns, under the Lease from and after the date hereof.

     3. This Consent and the release contained in paragraph 2, above, is contingent upon the execution and delivery to Lessor, simultaneously herewith, of a guaranty agreement in the form of Exhibit A, attached hereto, from PURCHASER, guaranteeing the obligations of Lessee under the Lease arising from and after the date hereof.

     4. This Consent and the release contained in paragraph 2, above, is also contingent upon the execution and delivery to Lessor, simultaneously herewith, of a Fourth Amendment of Lease in the form of Exhibit B, attached hereto.

     5. Nothing herein contained shall be construed as a waiver of any other provisions of the Lease and in the case of any conflict between the Lease and the assignment documents, the provisions of the Lease shall prevail.

     IN WITNESS WHEREOF, this Consent has been executed this 21st day of April, 1998.


                              RTC PROPERTIES, INC.

                              By: /s/ Martin F. Ytuarte
                                 -------------------------
                                   Martin F. Ytuarte

AGREEMENT OF LEASE, dated as of December 1, 1988, ______________________ made by and between RTC PROPERTIES, INC., a New York corporation having an office at 1185 Avenue of the Americas, New York, New York ("Lessor"), and Mercer Products Co., Inc. ___________________, a __________________________ having an office at
190 Murray Street, Newark, New Jersey 07114 ("Lessee");

                                W I T N E S S E T H

     WHEREAS, Lessor is the owner of the land known and designated as Lot 20 in Block 294 on the current tax map of The Town of Kearny, New Jersey __________________ (the "Land"), the Building (as such term is hereinafter defined) situate on the Land and designated by Lessor as Building 10 and the Building Equipment (as such term is hereinafter defined);

     WHEREAS, the Land and Building are part of in industrial park (the "Facility") known and designated as lots 20, 12, 13 and 14 in Block 294 an said current tax map;

     WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to hire from Lessor, A PORTION OF THE Building together with the Building Equipment attached or appurtenant thereto, + in connection with the operation and maintenance thereof, as set forth in Exhibit A annexed hereto (referred to collectively herein as the "Premises"); + located therein and used solely

     NOW, THEREFORE, in consideration of the foregoing and of the covenants, conditions and agreements hereinafter set forth, Lessor and Lessee agree as follows:

                                   ARTICLE FIRST

                             DEMISE AND TERM OF DEMISE

     SECTION 1.01. Lessor, in consideration of the rents hereinafter reserved and of the covenants, agreements and conditions herein contained on the part of Lessee to be paid, observed and fulfilled, does hereby demise and lease the Premises to Lessee and Lessee hereby hires the same from Lessor;

     TOGETHER WITH:

          (a) A non-exclusive right of ingress and egress, between the Premises and a public thoroughfare, over such private roadway or roadways, on or adjacent to the Facility, as may from time to time be designated in writing by Lessor (such private roadway or roadways are referred to collectively herein as the "private roadway");

          (b) A non-exclusive right to use such sanitary sewers and storm sewers as may from time to time be appurtenant to the Premises (collectively, the "sewers"); and

          (c) An exclusive right to park motor vehicles in the parking area designated in Plan A of exhibit A annexed hereto as the "Parking Area" (such parking area being sometimes referred to as the "parking lot"), SUBJECT, NEVERTHELESS, to all the terms and conditions of this Lease which are applicable to the Premises, including the rights of Lessor, Lessor's agents, employees, permittees, utility companies and other persons, to pass over the parking lot for all purposes at any time and to maintain and operate poles, wires, lines, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the parking lot;

     SUBJECT, HOWEVER, to the following:

          (1) State of title of the Premises at the date of this Lease and at the Commencement Date (as such term is hereinafter defined);

          (2) Any state of facts which an accurate survey of the Premises may show;

          (3) All present and future zoning, ordinances, laws, regulations, requirements and orders, including building restrictions and regulations; and all other present and future ordinances, laws, regulations, requirements and orders of all departments, boards, bureaus, commissions and bodies, of any municipal, county state or federal governments now or hereafter having or acquiring jurisdiction of the Premises;

          (4) Taxes, Legal Requirements and Insurance Requirements (as such terms are hereinafter defined);

          (5) Covenants, easements and restrictions affecting the Premises and the revocable nature of any restriction, easement, agreement, ordinance or right affecting the Premises, provided the same do not materially interfere with use and occupancy of the Premises as provided for herein,

          (6) The physical condition of the Premises on the date of this Lease, subject to the terms and conditions of that certain Work Letter (the "Work Letter") dated of even date herewith between Lessor and Lessee,

          (7) Utility company rights and easements, if any, to maintain and operate poles, wires, lines, cables, pipes, boxes and other fixtures and facilities in, over and upon the Premises.

          (8) Rights of Lessor, other tenants of the Facility, its and their agents, employees and permittees, and other persons, to use the private roadway, railroad siding, sewers, wires, conduits, pipes, railroad tracks, roads, and other rights of way crossing, situated on or affecting the Premises, and

          (9)  The matters referred to in Section 28.01;

     TO HAVE AND TO HOLD the Premises unto Lessee, its successors and assigns, for a term ("Term") commencing on the earlier of the date that Lessee uses or occupies the Premises or the date of substantial completion of the items of Work described in the Work Letter _______________ ("Commencement Date" and expiring at noon on April 30, 1994 ("Expiration Date"), unless the same shall terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

                                   ARTICLE SECOND

                                        RENT

     SECTION 2.01 Lessee shall pay to Lessor or to such other person as Lessor may from time to time designate, at the address specified in or pursuant to
Section 2.03, during the Term, fixed rent ("Fixed Rent"), over and above the other and additional payments to be made by Lessee is hereinafter provided, of Eighty Eight Thousand Five Hundred ($88,500.00) Dollars per annum. The Fixed Rent shall be paid in advance in equal monthly installments of Seven Thousand Three Hundred Seventy Five ($137,375.00) Dollars each on the first day of each and every month during the Term, except that the first full monthly installment is being paid by Lessee to Lessor simultaneously with Lessee's execution and delivery hereof.

     SECTION 2.02. If Lessee shall fail to pay as and when due under this Lease any Additional Rent (as such term is hereinafter defined), and such failure shall not be remedied within the grace period (if any) applicable thereto under this Lease, Lessor shall have all of the rights and remedies provided in this Lease as in the case of default in the payment of the Fixed Rent. Except is otherwise specifically provided in this Lease, the Fixed Rent and Additional Rent Shall be paid without notice, demand, apartment, deduction or set-off of any kind whatsoever. The Fixed Rent and Additional Rent are sometimes referred to collectively herein as "rent".

     SECTION 2.03. Lessee shall pay the rent to Lessor in lawful money of the United States of America which shall be legal render for all debts, public and private, at the time of payment, at the office of Lessor at River Terminal Development Company, Port Kearny, South Kearny, New Jersey, or to such other person of persons and/or at such other place or places as Lessor may designate from time to time by notice to Lessee. Such payments may be made by check of Lessee, subject to collection, and any such check shall be drawn on a bank which is a member of The New York Clearing House Association and shall be payable to the order of Lessor or to such other person or persons as Lessor may designate from time to time by notice to Lessee.

     SECTION 2.04. Any obligation of Lessee for payment of rent which shall have accrued with respect to any period during the Term shall survive the expiration or termination of this Lease.

     SECTION 2.05. If the Commencement Date is other than the first day of a calendar month, then Fixed Rent lot the calendar month in which the Commencement Date occurs shall be provided on a per diem basis and Lessee shall receive in appropriate credit therefor against the installment of Fixed Rent coming due on the first day of the first full calendar month following the Commencement Date.

                                   ARTICLE THIRD

                             TAXES AND ESCALATION RENT

     SECTION 3.01. Subject to the provisions of Section 3.07, Lessee shall, as Additional Rent, pay and discharge, or cause to be paid and discharged, all such taxes, assessments, use and occupancy taxes in respect of this Lease and any subleases made hereunder, water and sewer charges, rates and rents, water meter charges and all such other charges, taxes, levies and sums of every kind or nature whatsoever, general and special, extraordinary as well as ordinary, whether or not now within the contemplation of the parties, as shall or may during the Term be assessed, levied, charged or imposed upon or become a lien on the Land or Building, or any part thereof of anything appurtenant hereto, or the sidewalks, streets or roadways in front of, adjacent to or appurtenant to the Land, or which, if imposed on Lessee or in respect of the Land or Building and if not paid by Lessee, would be collectible from Lessor, or which have been so assessed, levied, charged or imposed prior to the Term (but, in the last-mentioned case, only with respect to a period falling within the Term).
All taxes, assessments, levies and charges described in this Section (including penalties and interest thereon) are sometimes herein referred to as "Impositions" of "Taxes".

     SECTION 3.02.  A.  Lessee shall be deemed to have complied with
Section 3.01 only if payment of Impositions is made by or on behalf of Lessee not less than twenty (20) days prior to the expiration of the period within which payment is permitted without penalty or interest. Lessee shall promptly procure official receipts from the appropriate taxing authority, if obtainable, evidencing such payment and Shall, within ten (10) days after the receipt of said official receipts furnish copies of the same to Lessor or, if such receipts are not obtainable, such other evidence of payment as Lessor shall reasonably request.

     B. Notwithstanding the provisions of Sections 3.01 and 3.04 and Paragraph A of this Section 3.02, Lessor, at its option, may at any time elect to require Lessee to pay the amount of the Impositions to Lessor, rather than directly to the taxing authority, in which case Lessor shall be responsible for the payment of such Impositions to the taxing authority. Such election shall be made by notice from Lessor to Lessee. In the event that such notice is given, Lessee shall thereafter, and until otherwise directed by Lessor, pay to Lessor, as Additional Rent the amount of the Impositions; such payment shall be made promptly upon receipt of Lessor's bill to Lessee therefor, whether or not the Impositions are then due and payable by Lessor.

     SECTION 3.03. An official bill, search, certificate of receipt, made or given by any officer legally authorized to make or give the same, showing that any such Imposition is due and payable or a lien upon or charge against the Land or Building on the date stated therein, or has been paid, shall be prima facie evidence that such Imposition was due and payable or a lien or was paid, as the case may be.

     SECTION 3.04. A. Lessee shall not have the right to contest the amount, validity and/or application of any imposition. [PARTS A, ALL OF B, C, AND PART OF D INTENTIONALLY OMITTED]

     B. Any tax refund obtained by Lessor pertaining to periods within the Term shall be the property of Lessee, after deducting therefrom Lessor's costs and expenses in obtaining such refund, to the extent to which such refund may be based on a payment by Lessee. Lessee will fully cooperate with Lessor with respect to such appeal of the proceeding relating thereto including executing any documents or pleadings reasonably required for such purposes, supplying Lessor with such information, data and documents is may be necessary in connection therewith and permitting Lessor to make such appeal and conduct any such proceedings either in Lessor's or, if required by law in order to make such appeal or proceeding effective, Lessee's name, but in no event will Lessee impose any charge for such cooperation, nor will Lessor be obligated to pay Lessee's legal fees in connection with such appeal. Payment by Lessee of the real estate tax contested by Lessor shall be made under protest if Lessor so requests, and if permitted by law, and Lessee shall take such action and execute such documents as Lessor may reasonably request to preserve Lessor's contest.

     SECTION 3.05. A. On the Expiration Date at on the date on which this Least shall sooner terminate, an Impositions of every kind and nature provided to be paid by Lessee under this Article THIRD, whether accrued or prepaid, as the case may be, shall be apportioned between Lessor and Lessee, subject to the claims, it any, of Lessor against Lessee under this Lease.

     B. If by law any assessment for a Public improvement with respect to the Land or Building is payable ________________________________________________.

     SECTION 3.06. If, at any time during the Term, the methods of taxation prevailing at the commencement of the Term shall be altered so that in lieu of or as a substitute, in whole or in part, for the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed any tax or other charge on or in respect of the Land, Building and/or Premises or the rents, income or gross receipts of Lessor therefrom (including any county, town, municipal, state or federal levy), then such tax or charge shall be deemed in Imposition, but only to the extent that such Imposition would be payable if the Land, Building and Premises, or the rent income or gross receipts received therefrom, were the only property of Lessor subject to such Imposition, and Lessee shall pay and discharge the same as herein provided in respect of the payment of Impositions.

     SECTION 3.07. If and so long as the Premises and the parking lot and appurtenances alone do not constitute a separate tax lot, Lessor shall determine the amount of Impositions in respect of the Facility, Land and Building which is allocable to the Premises and the parking lot and appurtenances by any such method as Lessor may adopt from time to time and Lessee shall pay the same to Lessor as if the notice provided for in Paragraph 8 of Section 3.02 had been given.

     SECTION 3.08. Lessee shall pay and discharge, or cause to be paid and discharged, the following items, regardless of to whom and how incurred:

     A. All charges for fire alarm service, security service, sprinkler service, gas, electricity, steam, heat, sewer, water and all other utility or similar service or services furnished to the Premises during the Term;

     B. All fees and charges of the state, county, town or other local government or of any governmental bureau, department or lawful authority whatsoever for the maintenance or use, during the Term of any space in, over, under, or adjacent to any public thoroughfare adjacent to the Premises or the Facility, or for the maintenance, use or occupancy during the Term of any part or the Premises or anything appurtenant thereto;

     C. All charges for private roadway and sewer service, maintenance and repair; and

     D. All taxes and assessments, if any, which shall or may during the Term be charged, levied, assessed or imposed upon, or become a lien, upon, the personal property of Lessee used in the operation at the Premises and the parking lot and appurtenances and which if not paid by Lessee would be collectible from Lessor.

     SECTION 3.09.  As used herein:  [TEXT FROM THIS SECTION INTENTIONALLY
OMITTED]

     A. The term "Index" shall mean either (i) the Consumer Price Index for Urban Wage Earners and Clerical Workers - Revised, U.S. City Average, All Items, published by the Bureau of Labor Statistics of the United States Department of Labor (or any successor agency of the United States) for the United States, ("Consumer Price Index"), computed on the basis of + equals 100 or (ii) in the event that the Consumer Price Index ceases to use the + average of 100 as the basis of calculation or it a substantial change is made in the terms or number of items contained in the Consumer Price Index, then the Index shall be the Consumer Price Index at the time in effect but adjusted to the figure that would have been arrived at had the manner of computing the Consumer Price Index in effect at the date of this Lease not been altered, and for such purpose if instructions are issued for the conversion of the old Consumer Price Index to the new Consumer Price Index the same shall be followed, or (iii) in the event that the Consumer Price Index is not available or may not lawfully be used for the purpose of determining increases in rents, the Index shall be a successor or substitute index to the Consumer Price Index, appropriately adjusted, and for such purpose if instructions are issued for the conversion of the Consumer Price Index to the successor or substitute Index the same shall be followed. When referring to an Escalation Year, Index shall mean the average of the monthly computation for the twelve months of such Escalation Year. + 1982-1984

     B. The term "Base Level" shall mean the Index in effect on the first day of the month in which this Least is entered into.

     SECTION 3.10. [SECTION 3.10, INCLUDING SUBSECTIONS A, B, C, AND D WERE INTENTIONALLY OMITTED]

     SECTION 3.11. [SECTION 3.11, INCLUDING SUBSECTIONS A AND B WERE INTENTIONALLY OMITTED]

                                    ARTICLE FOURTH

                                   USE OF PREMISES

     SECTION 4.01. Lessee shall have the right to use the Premises for warehousing, distribution and office use incidental thereto and for no other purpose.

     SECTION 4.02. Lessee shall not use or occupy the Premises, or suffer or permit the Premises or any part thereof to be used, in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way, in the sole judgment of Lessor, do or tend to do any of the following: (a) violate any of the provisions of the Underlying Lease or the Superior Mortgage (as such terms are hereinafter defined);
(b) violate any Legal Requirements or Insurance Requirements (as such terms are hereinafter defined); (c) make void or voidable any insurance policy then in force with respect to the Building, Building Equipment or any other building or improvement on the Facility; (d) make unobtainable from reputable insurance companies authorized to do business in the State of New Jersey at standard rates any fire or other casualty insurance with extended coverage, or rental, liability or boiler insurance, or other insurance provided for in Section 10.01 or required to be furnished by Lessor under the terms of the Underlying Lease or the Superior Mortgage with respect to the Building, Building Equipment or any other building or improvement on the Facility; (e) cause, or be likely to cause, physical damage to the Premises or the Facility or any party thereof;
(f) constitute a public or private nuisance; (g) impair the appearance, character or reputation of the Facility; (h) discharge or cause the discharge of objectionable substances, fumes, vapors or odors; (i) impair or interfere with or lend to impair or interfere with the use of the Facility by, or occasion discomfort, annoyance or inconvenience to, Lessor or any of the other tenants of Lessor or occupants of the Facility; (j) cause Lessee to default in the observance and performance of any of its other obligations to be observed and performed under this Lease; and (k) interfere with the effectiveness or accessibility of the utility, mechanical, electrical and other systems installed or located anywhere at the Facility. The provisions of this Section, and the application thereof, shall not be deemed to be limited in any way to or by the provisions of any other Section of this Article or any of the rules and regulations adopted by Lessor from time to time.

     SECTION 4.03. If any governmental license or permit (including, if Lessor shall so require, a certificate of occupancy) shall be required for the proper and lawful conduct of Lessee's business in the Premises or any part thereof, then Lessee, at its sole cost and expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Lessor. Lessee shall at all times comply with the terms and conditions of each such license or permit, but in no event shall failure to procure and maintain same by Lessee affect Lessee's obligations hereunder.

     SECTION 4.04. Lessee shall not use or occupy the Premises, or suffer or permit anyone to use or occupy the Premises, in violation of any certificate of occupancy issued for the Building. The statement in Section 4.01 as to the nature of the business to be conducted by Lessee in the Premises shall not be deemed or construed to constitute a representation or guaranty by Lessor that such business may be conducted in the Premises or is lawful or permissible under any certificates of occupancy issued for the Building, or otherwise permitted by law.

     SECTION 4.05. Lessee shall not place, or suffer or permit anyone to place, a load upon any floor of the Building that exceeds the floor load per square foot that such floor was designed to carry and which is allowed by certificate, rule, regulation, permit or law, nor shall Lessee overload, or suffer or permit anyone to overload, any wall, roof, land surface, pavement, landing or equipment on the Premises, the Facility or any private roadway or railroad siding. Equipment in the Building shall be placed and maintained by Lessee, at Lessee's sole cost and expense, in such manner as shall, in Lessor's judgment, be sufficient to absorb vibration and noise and prevent annoyance or inconvenience to Lessor or any of the other tenants of Lessor at the Facility.

     SECTION 4.06. Lessee shall not use, or suffer or permit anyone to use, on or across the Premises, or any part of the Facility or any private roadway, any equipment having caterpillar type tracks or tires, or any other equipment which would be damaging to the Premises, or the road surface or black-topping thereon.

     SECTION 4.07. Lessee shall not, and shall not suffer or permit anyone, on the Premises, at the Facility or on any private roadway or railroad siding, to
(a) load or unload, or otherwise deal in or handle, any dirt, salt, garbage, fertilizer, pumice, packaged or unpackaged chemicals, munitions, incendiary materials, "red label" goods or other dangerous or hazardous materials,
(b) incinerate or burn any material whatsoever in an open or contained incinerator or fire on the Premises or at the Facility, or (c) load, unload, receive, store, stockpile, fragment, process, sell, purchase, trade, or otherwise handle or deal in scrap metal or other scrap material (including, without limitation, used automobiles or other used or surplus materials). In no event shall Lessee or any person use the Premises as a truck terminal.

     SECTION 4.08.  [NOTE:  ORIGINAL SECTION 4.08 WAS INTENTIONALLY OMITTED]

     SECTION 4.09. Lessee shall not place any signs upon the Premises or at the Facility without the prior written consent of Lessor in each instance.

     SECTION 4.10. The right of Lessee to use the private roadway shall be upon and subject to the following conditions: (a) all use shall be non-exclusive and only as is necessary for ingress and egress of vehicles to and from the Premises, such vehicles to be either (i) automobiles of employees of Lessee, or Lessee's customers, who are engaged in operations at the Premises, or of persons seeking access to the Premises for business purposes incidental to the use of the Premises permitted to Lessee hereunder, or (ii) trucks engaged in delivering merchandise to and removing merchandise from the Premises; (b) the right shall be exercised in a manner which will not hamper, interfere with or prevent the reasonable use of the private roadway by others; (c) Lessee shall not cause, suffer or permit the private roadway to be obstructed and shall comply with all rules and regulations of Lessor relating to the use of the private roadway which are now in effect or which may hereafter be promulgated for the safe and efficient use of the Facility, and shall fully comply with all directions of Lessor relating to the use thereof; (d) Lessor shall not be liable for any inconvenience, delay or loss to Lessee (or any person claiming through or under Lessee) by reason of interruption of use by Lessee of any private roadway;
(e) Lessor reserves the right, at its sole option, to change the private roadway designation at any time and from time to time; and

(f) no private roadway designation shall be required if and so long as the Premises are adjacent to a public thoroughfare.

     SECTION 4.11. The right of Lessee to use the parking lot shall be upon and subject to the following conditions: (a) all use shall be only for parking of automobiles of employees of Lessee, or Lessee's customers, who are engaged in operations at the Premises and parking of trucks engaged in delivering merchandise to and removing merchandise from the Premises; (b) the right shall be exercised in a manner which will not hamper, interfere with or prevent the reasonable use of the Facility by others; (c) Lessee shall not cause, suffer or permit the parking lot to be obstructed and shall comply with all rules and regulations of Lessor relating to the use of parking areas which are now in effect or which may hereafter be promulgated for the safe and efficient use of the Facility, and shall fully comply with all directions of Lessor relating to the use thereof; and (d) Lessor shall not be liable for any inconvenience, delay or loss to Lessee (or any person claiming through or under Lessee) by reason of interruption of use by Lessee of the parking lot.

                                   ARTICLE FIFTH


                        POSSESSION AND CONDITION OF PREMISES

     SECTION 5.01. Lessee has inspected the Premises and the parking lot and the state of title thereto and (a) Lessee accepts the Premises and the parking lot in their state and condition on the Commencement Date and without any representation or warranty, express or implied, in fact or by law, by Lessor, and without recourse to Lessor, as to the title thereto, the nature, condition or usability thereof or as to the use or occupancy which may be made thereof, and (b) Lessor shall not be liable for any latent or patent defects in the Premises or in any private roadway, sewers or parking area.

     SECTION 5.01. If for any reason, Lessor is unable to deliver possession of the Premises to Lessee on the Commencement Date, then this Lease and the validity thereof shall not be affected thereby and Lessee shall not be entitled to terminate this Lease, to claim actual or constructive eviction, partial or total, or to be compensated for loss or injury suffered as a result thereof, nor shall the same be construed in any wise to extend the Term, but, notwithstanding the provisions of Section 1.01, the Commencement Date shall be deemed to occur only if and when possession of the Premises is made available to Lessee. If permission is given to Lessee to enter into the possession of the Premises or to occupy premises other than the Premises prior to the date specified as the commencement of the Term, Lessee covenants and agrees that such occupancy shall be deemed to be under all terms, covenants, conditions and provisions of this Lease (including, without limitation, the obligation to pay rent on a PER DIEM basis at the rate herein provided to be paid during the Term).

                                    ARTICLE SIXTH


                             UTILITIES AND OTHER SERVICES

     SECTION 6.01. Lessor shall not be required to furnish to Lessee any facilities or services of any kind whatsoever during the Term, such as, but not limited to, fire alarm, security, sprinkler or railway service, water, steam, heat, gas, hot water, electricity, light and power and any of the services described in Section 6.02. Lessor shall not be required to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs during the Term, except as herein expressly provided. If, however, Lessor shall furnish any of the foregoing to Lessee, then Lessee shall pay Lessor's standard charge therefor, promptly upon demand, as Additional Rent.

     SECTION 6.02. Without limiting any other provision of this Article or of Article SEVENTH (and, in particular, without in any way increasing Lessor's obligations, or diminishing Lessee's obligation to repair and maintain the Premises and the parking lot), Lessee agrees to pay Lessor promptly upon demand, as Additional Rent, an amount equal to eight tenths (0.8%) percent of the cost which Lessor, at its option, may incur from time to time in furnishing or obtaining security protection or guard service for or in managing, equipping, cleaning (including snow plowing and related services), lighting, repairing, replacing and otherwise maintaining, the fences, lawns, shrubbery, roads, parking areas, private roadways and curbs at the Facility (including the cost of such services or of any independent contractor engaged by Lessor to provide any of such services). Lessee agrees that the provisions of Section 15.02 shall be applicable to such services.

                                  ARTICLE SEVENTH


                               REPAIR AND MAINTENANCE

     SECTION 7.01. During the Term, Lessor, at its sole cost and expense, shall repair the following portions of the Premises: foundation, roof, exterior walls and structural steel; PROVIDED, HOWEVER, that the condition requiring repair does not arise, directly or indirectly, out of the manner of use of the Premises by, or any act or omission of, Lessee or any person claiming through or under Lessee or any servant, employee, invitee, agent or contractor of Lessee or any such person and PROVIDED, FURTHER, that Lessee shall give Lessor prompt notice, in reasonable detail, identifying the condition requiring repair.

     SECTION 7.02. Except as otherwise expressly provided in this Lease, Lessee assumes the sole responsibility for the condition, operation, maintenance, repair (structural and otherwise) and management of the Premises. Particularly, but without limitation of the immediately foregoing covenant, Lessee, except as otherwise provided in this Lease, at its sole cost and expense and in order to assure to Lessor the payment of the rent hereunder, shall (a) take good care of the Premises and keep the same and all parts thereof, including, without limitation, the Building Equipment, roof, foundations, walls, fences, lawns, shrubbery, roads, parking lots, and appurtenances thereto, together with any and all alterations, additions and improvements therein or thereto, and any and all sewers, or private roadways, in good order and condition, subject to reasonable wear and tear (provided that in no event shall Lessee permit the same to become or be in a state of disrepair), suffering no waste or injury, and (b) promptly make all needed repairs and replacements, interior or exterior, structural or otherwise, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to the Premises, including any roads, parking lots, and appurtenances, and in and to any and all sewers and private roadways. If Lessee shall be required to replace any Building Equipment pursuant to the provisions hereof, Lessee shall promptly replace the same with other Building Equipment (title to which will immediately vest in Lessor), free of superior title, liens or claims, and of at least equal utility and value. All repair and replacements required or authorized under this Lease shall be constructed and installed in accordance with all applicable Legal Requirements and Insurance Requirements and shall be equal in quality and class to the original work. Lessee, further, shall not permit the accumulation of refuse matter, nor permit anything to be done upon the Premises which would invalidate or prevent the procurement of any insurance policies which may at any time be required pursuant to the provisions of this Lease. Lessee shall not obstruct or permit the obstruction of any roadway or thoroughfare upon or adjacent to the Facility, nor of any sewers or private roadway. Lessee shall keep all sidewalks, parking lots, curbs, roadways and thoroughfares upon or adjacent to the parking lot, and all private roadways, clean and free of snow and ice. Lessee, at its sole cost and expense, shall maintain and take good care of the lawns and shrubbery on or adjacent to the parking lot.

     SECTION 7.03. If and when any repairs or replacements are required to be performed under Section 7.02 and are not performed, then Lessor may give notice thereof to Lessee (which may be given orally in the case of emergencies) and Lessor, at its option, may elect either to perform such repairs and replacements as the agent of Lessee or to allow Lessee to perform the same, but in either case such repairs and replacements shall be performed at the sole cost, expense and risk of Lessee. If Lessor shall elect to perform any item of repair or replacement as aforesaid, then Lessee shall pay Lessor's standard charge therefor, promptly upon demand, as Additional Rent. In the event of any dispute concerning such Additional Rent, Lessee shall pay the same as demanded by Lessor and such payment may be without prejudice to Lessee's position if Lessee so requests at the time of payment. If the dispute shall be determined in Lessee's favor, Lessor shall forthwith pay Lessee the amount of Lessee's overpayment of Additional Rent.

                                   ARTICLE EIGHTH


                             LESSEE TO COMPLY WITH LAWS

     SECTION 8.01.  Lessee shall promptly comply with:

          (a) the requirements of every statute, law, ordinance, regulation, rule, requirement, order or directive, now or hereafter made by any Federal, state, or local government or any department, political subdivision, bureau, agency, office or officer thereof, or of any other governmental authority having jurisdiction with respect to and applicable to (i) the Premises and appurtenances thereto, (ii) the condition, equipment, maintenance, use or occupation of the Premises, including the making of an alteration or addition in or to any structure upon, connected with, or appurtenant to the Premises,
(iii) the Facility or any space adjacent to the Premises, or (iv) any railroad siding, sewers or private roadway (all of the foregoing being referred to collectively herein as "Legal Requirements"); and

          (b) the rules, regulations, orders and other requirements of any insurance rating or regulatory organization having jurisdiction of, and which are applicable to, the Premises or the Facility and of any liability, casualty or other insurance policy which either Lessor or Lessee is required hereunder to maintain or may maintain hereunder (all of the foregoing being referred to collectively herein as "Insurance Requirements");

whether or not such compliance involves structural repairs or changes or be required on account of any particular use to which the Premises, or any part, may be put, and whether or not any such Legal Requirements or Insurance Requirements be of a kind not now within the contemplation of the parties hereto.

     SECTION 8.02.  Without limiting the generality of the provisions of
Section 8.01 or any other provisions of this Lease, Lessee, at its sole cost and expense, shall comply with, and observe and perform all of the obligations of Lessor and/or Lessee under, the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq. and the rules, regulations, requirements, orders and directives issued thereunder (collectively, "ECRA"), insofar as the same may pertain to the use, or the manner of use, of the Facility, the Premises or any appurtenance thereto by Lessee or any other person during the Term or during any other period when Lessee or any person claiming under Lessee may be permitted to enter upon the Facility, the Premises or any appurtenance thereto, and, among other things, Lessee shall:

          (a) Not permit or allow the Premises or the parking lot to be used in a manner so as to be considered an "industrial establishment" as such term is used in ECRA without the prior written consent of Lessor;

          (b) At all times during the Term keep Lessor advised of the "Standard Industrial Classification" (as such term is used in ECRA) of Lessee and each other person using the Premises;

          (c) File as and when required by ECRA all forms, notices, affidavits, certifications, plans, declarations, reports and other information as may be necessary or desirable with respect to ECRA;

          (d) Make or cause to be made all such soil, water and other tests as may be necessary or desirable with respect to ECRA;

          (e) Furnish Lessor with a copy of each of the items referred to in the preceding clauses, and with copies of all correspondence pertaining to ECRA, as and when available; and

          (f) Give Lessor prompt notice if, as and when Lessee becomes aware of any use, spill, discharge or other event at the Facility or the Premises concerning a hazardous substance or waste to which ECRA may pertain.

The provisions of this Section shall survive the expiration or termination of this Lease.

                                   ARTICLE NINTH


                            ENTRY ON PROPERTY BY LESSOR

     SECTION 9.01. Lessee shall permit Lessor, Lessor's agents, and its invitees, to enter the Premises, or any part thereof, at all reasonable times for the purpose of (a) inspecting the same, (b) curing defaults of Lessee,
(c) showing the same to mortgagees, appraisers or prospective lenders, purchasers or lessees, (d) observing the performance by Lessee of its obligations under this Lease, (e) performing any act or thing which Lessor may be obligated or have the right to do under this Lease or otherwise, and (f) any other reasonable purpose. Lessor and any furnishers of utility or other services shall have the right to maintain existing utility, mechanical, electrical and other systems and to enter upon the Premises to make such repairs, replacements or alterations therein or in or to the Premises as may, in the opinion of Lessor, be deemed necessary or advisable. Lessor shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Lessee or any subtenant by reason of making any repairs or the performance of any work, or on account of bringing materials, tools, supplies and equipment into or through the Premises during the course thereof and the obligations of Lessee under this Lease shall not be affected thereby. The rights provided in this Article shall be exercised so as to minimize interference with the use and occupancy of the Premises by Lessee. Nothing contained in this Article shall impose, or shall be construed to impose, upon Lessor any obligation to maintain the systems referred to in this Article, or the Premises or anything appurtenant thereto, or to make repairs, replacements or alterations thereof or thereto, or to create any liability for any failure so to do. If during the last month of the Term Lessee has removed all or substantially all of its property, Lessor may, without notice, enter the Premises and alter the same without affecting Lessee's liability under this Lease.

                                   ARTICLE TENTH


                                     INSURANCE

     SECTION 10.01. Lessor may keep the Premises insured, during the Term, against loss or damage by any and all risks and hazards, and with coverage against loss of rents. Such insurance (herein sometimes referred to as "Lessor's fire (casualty) insurance") shall be in such amounts, with such coverage and such insurers, as Lessor, in its sole discretion, may determine. Lessor may maintain such insurance under a "blanket" policy or policies. All policies shall name Lessor as the insured, and any mortgagee, as the interest of such mortgagee may appear, by standard mortgagee clause without contribution, with proceeds payable to Lessor. Such policies shall be held by Lessor and the loss, if any, shall be adjusted with the insurance companies solely by Lessor. The cost of all premiums and other charges for maintaining the insurance provided for in this Section shall be borne solely by Lessee and Lessee shall pay to Lessor, promptly upon demand, as Additional Rent hereunder, all such cost. In the event of any dispute concerning such Additional Rent, Lessee shall pay the same as demanded by Lessor and such payment may be without prejudice to Lessee's position if Lessee so requests at the time of payment. If the dispute shall be determined in Lessee's favor, Lessor shall forthwith pay Lessee the amount of Lessee's overpayment of Additional Rent. Lessee shall not take out separate insurance concurrent in form or contributing in the event of loss with that provided for in this Section.

     SECTION 10.02. A. Lessee shall obtain and keep in full force and effect during the Term, at its own cost and expense, (a) public liability insurance (with a contractual liability endorsement covering the matters set forth in Article FIFTEENTH) having a combined single limit of not less than $3,000,000, protecting Lessor, the lessor under the Underlying Lease and Lessee as insureds (and naming each such person as an insured party) against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to or connected with the Premises, the Facility, the private roadway, or any part thereof; and (b) insurance (herein sometimes referred to as "Lessee's fire (casualty) insurance") against loss or damage by any and all risks and hazards to Lessee's Property (as such term is hereinafter defined) for the full insurable value thereof, protecting Lessor, the holder of the Superior Mortgage, the lessor under the Underlying Lease and Lessee as insureds (and naming each such person as an insured party). All such insurance to be obtained by Lessee described in clauses (a) and (b) of the preceding sentence shall be written as primary insurance not contributing with any coverage that Lessor may carry. Whenever, in Lessor's judgment, good business practice indicates the need for additional insurance coverage or different types of insurance, Lessee shall, upon demand, obtain such insurance at its own expense.

     B. Said insurance is to be written in form and substance satisfactory to Lessor by a good and solvent insurance company of recognized standing, admitted to do business in the State of New Jersey, which shall be reasonably satisfactory to Lessor. Lessee shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Lessor may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Lessee agrees to pay the amount thereof, plus interest at the maximum legal rate then prevailing, to Lessor on demand as Additional Rent. Lessee shall cause to be included in all such insurance policies a provision to the effect that the same will not be cancelled or modified except upon 60 days prior written notice to Lessor. Each such Lessee's fire (casualty) insurance policy shall contain an agreement by the insurer that the act or omission of one insured will not invalidate the policy as to any other insured. Not less than 10 days prior to the Commencement Date the original insurance policies shall be deposited with Lessor. Any renewals, replacements or endorsements thereto shall also be deposited with Lessor, not less than 60 days prior to the expiration date of the policy being renewed, replaced or endorsed, to the end that said insurance shall be in full force and effect at all times during the Term.

     SECTION 10.03. Each party agrees to use its best efforts to include in each of its insurance policies (insuring the Premise and Lessor's property therein, in the case of Lessor, and insuring Lessee's Property and any other interest of Lessee with respect to the Premises, in the case of Lessee, against loss occasioned by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty the right of recovery against any party responsible for a casualty covered by the policy, or
(b) any other form of permission for the release of the other party, or (c) the inclusion of the other party as an additional insured, but not a party to whom any loss shall be payable. Any policy under Section 10.02 which shall name Lessor as an additional insured shall contain agreements by the insurer that the policy will not be cancelled without at least 60 days prior notice to Lessor that the act or omission of Lessee will not invalidate the policy as to

Lessor, and that the addition of Lessor as a named insured does not in any way obligate Lessor to pay any insurance premium.

     SECTION 10.04. As long as Lessor's fire (casualty) insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Section 10.03 or name Lessee as an additional insured, Lessor hereby waives (a) any obligation on the part of Lessee to make repairs to the Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against Lessee for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Lessor's fire (casualty) insurance carriers shall not include such or similar provisions in Lessor's fire (casualty) insurance policies, the waivers set forth in the foregoing sentence shall be deemed of no further force or effect.

     SECTION 10.05. Lessee hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Lessor written instruments waiving) any right of recovery against Lessor, the lessor under the Underlying Lease, the holder of the Superior Mortgage, any other tenants or occupants of the Facility, and any servants, employees, agents or contractors of Lessor, or of any such lessor or holder or of any such other tenants or occupants, for any loss occasioned by fire or other casualty whether or not an insured risk under Lessee's fire (casualty) insurance policies. Lessee, or any other permitted occupant of the Premises, as the case may be, shall look solely to the proceeds of Lessee's fire (casualty) insurance policies to compensate Lessee or such other permitted occupant for any loss occasioned by fire or other casualty.

     SECTION 10.06. Except to the extent expressly provided in Section 10.04, nothing contained in this Lease shall relieve Lessee of any liability to Lessor or to its insurance carriers which Lessee may have under law or the provisions of this Lease in connection with any damage to the Premises by fire or other casualty.

     SECTION 10.07. Nothing contained herein shall be deemed to impose upon Lessor any duty to procure or maintain any kinds of insurance or any particular amounts or limits of any such kinds of insurance.

                                  ARTICLE ELEVENTH


                               DAMAGE OR DESTRUCTION

     SECTION 11.01. If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt notice thereof to Lessor and Lessor shall proceed with reasonable diligence to repair or cause to be repaired such damage. Except as provided in Section 11.05, the Fixed Rent shall be abated to the extent that the Premises shall have been rendered Untenable (as such term is hereinafter defined), such abatement to be from the date of such damage or destruction to the date the Premises shall be substantially repaired or restored or rebuilt.

     SECTION 11.02. If the Premises shall be totally damaged or rendered wholly Untenantable by fire or other casualty, and Lessor has not terminated this Lease pursuant to Section 11.03 and Lessor has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within 6 months from the date of such damage or destruction, and such additional time after such date (but in no event to exceed 6 months), as shall equal the aggregate period Lessor may have been delayed in doing so by Unavoidable Delays (as such term is hereinafter defined) or adjustment of insurance, Lessee may serve notice on Lessor of its intention to terminate this Lease, and if within 30 days thereafter Lessor shall not have completed the making of the required repairs and restored and rebuilt the Premises, this Lease shall terminate on the expiration of such 30 day period as if such termination date were the Expiration Date, and the Fixed Rent and Additional Rent shall be apportioned as of such date of sooner termination and any prepaid portion of Fixed Rent and Additional Rent for any period after such date shall be refunded by Lessor to Lessee, subject to the claims, if any, of Lessor against Lessee hereunder or otherwise.

     SECTION 11.03. If the Premises shall be totally damaged or rendered wholly Untenantable by fire or other casualty or if the premises shall be so damaged by fire or other casualty that substantial alteration or reconstruction shall, in Lessor's opinion, be required, then and in any of such events Lessor may, at its option, terminate this Lease and the Term and estate hereby granted, by giving Lessee 30 days notice of such termination, within 90 days after the date of such damage. In the event that such notice of termination shall be given, this Lease and the Term and estate hereby granted shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that were the Expiration Date, and the Fixed Rent and Additional Rent shall be apportioned as of such date of sooner termination, and any prepaid portion of Fixed Rent and Additional Rent for any period after such date shall be refunded by Lessor to Lessee, subject to the claims, if any, of Lessor against Lessee hereunder or otherwise.

     SECTION 11.04. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage by fire or other casualty or the repair thereof. Lessor will not carry insurance of any kind on Lessee's Property, and Lessor shall not be obligated to repair any damage thereto or replace the same.

     SECTION 11.05. Except as expressly provided in Section 10.04, nothing herein contained shall relieve Lessee from any liability to Lessor or to its insurers in connection with any damage to the Premises by fire or other casualty if Lessee shall be legally liable in such respect. Notwithstanding any of the foregoing provisions of this Article, if, by reason of some action or inaction on the part of Lessee or any of its employees, agents or contractors, Lessor or the lessor under the Underlying Lease or the holder of the Superior Mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Premises by fire or other cause, then, without prejudice to any other remedy which may be available against Lessee, the abatement of Fixed Rent provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

     SECTION 11.06. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises or any part thereof by fire or other casualty, and any law providing for such a contingency in the absence of such express agreement, now or hereafter enacted, shall have no application in such case.

                                  ARTICLE TWELFTH


                         CURING DEFAULTS; FEES AND EXPENSES

     SECTION 12.01. If Lessee shall default in the full and prompt performance of any covenant herein and to be performed on Lessee's part, Lessor, without being under any obligation to do so and without thereby waiving such default, may perform such covenant for the account and all at the expense of Lessee and may enter upon the Premises for any such purpose and take all action thereon as may be necessary therefor. All sums so paid by Lessor in connection with the payment or performance by it of any of the obligations of Lessee hereunder and all actual and reasonable costs, expenses and disbursements paid in connection therewith or enforcing or endeavoring to enforce any right under or in connection with this Lease, or pursuant to law, together with interest thereon at the maximum legal rate from the respective dates of the making of each such payment, shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee or Lessor upon demand by Lessor. The provisions of this Section shall survive the expiration or termination of this Lease.

                                 ARTICLE THIRTEENTH


                   CONDITIONAL LIMITATIONS -- DEFAULT PROVISIONS

     SECTION 13.01. A. If any one or more of the following events shall happen and shall not have been cured within any applicable grace period herein provided:

          (a) if default shall be made in the due and punctual payment of Fixed Rent or Additional Rent payable by Lessee under this Lease when and as the same shall become due and payable; or

          (b) if default shall be made by Lessee in the performance of, or compliance with, any of the covenants, agreements or conditions contained in this Lease (other than those referred to in any other subdivision of this Subsection) and such defaulting shall continue for a period of thirty
     (30) days after notice thereof from Lessor to Lessee; or

          (c)  if Lessee shall abandon the Premises; or

          (d) if Lessee shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or of all or any part of Lessee's property, or shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts; or

          (e) if, within 60 days after the commencement of any proceedings against Lessee, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present of future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 60 days after the appointment of any trustee, receiver liquidator of Lessee, or of all or any part of Lessee's property, without the consent or acquiescence of Lessee, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Lessee or any of Lessee's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied; or

          (f) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Lessee, except as is expressly permitted under Article TWENTY-SEVENTH, or if default shall be made by Lessee in the performance of, or compliance with, the covenants, agreements and conditions set forth in Article TWENTY-SEVENTH; or

          (g) if Lessee shall default in the observance or performance of any term, covenant or condition on Lessee's part to be observed or performed under any other lease covering space at or adjacent to the Facility or any other lease with Lessor; or

          (h) if Lessee's obligations under this Lease shall have been guaranteed by any person other than Lessee and such person shall default in the observance or performance of any term, covenant or condition to be observed or performed by such person under the instrument or agreement containing such guarantees or if at any time, the guaranty of Lessee's obligations under the Lease, executed and delivered by The Dexter Corporation ("Guarantor") to Lessor simultaneously herewith, shall not be valid, binding or enforceable, or

          (i) if any financial statement or other information furnished to Lessor or Lessee in connection with this Lease is materially false or misleading; or

          (j) if Lessee shall default in the observance or performance of any term, covenant or condition on Lessee's part to be observed or performed under the provisions of Section 33.11, Section 33.12, or Section 33.13; or

          (k) if Lessee is the subject of a Chapter 11 reorganization under the Bankruptcy Reform Act of 1978 and such reorganization is not confirmed within 18 months from the time of the filing of a voluntary or involuntary petition thereunder (it being understood that in such event Lessee consents to the termination of the automatic stay provisions of Section 362 of such
     Act);

then and in any such event (herein sometimes called an "Event of Default") Lessor may give written notice ("Termination Notice") to Lessee specifying such Event of Default or Events of Default and stating that this Lease and the Term shall expire and terminate on the date specified in the Termination Notice, which shall be at least three (3) days after the giving of the Termination Notice, and on the date specified therein this Lease and the Term and all rights of Lessee under this Lease shall expire and terminate, it being the intention of Lessor and Lessee hereby to create conditional limitations, and Lessee shall remain liable as provided in Article FOURTEEN and in accordance with those provisions of this Lease which are specifically stated herein to survive the expiration or termination of this Lease.

     B. Notwithstanding the provisions of Section 13.01A, if there shall be an Event of Default at any time or from time to time under the provisions of subdivision (a) of Section 13.01A, Lessor may, in lieu of giving a Termination Notice, at any time after the occurrence of any such Event of Default and during the continuance thereof, institute an action for the recovery of the Fixed Rent and/or Additional Rent in respect of which an Event of Default shall have occurred and be continuing. Neither the commencement of any such action for the recovery of Fixed Rent and/or Additional Rent not the prosecution thereof shall be deemed a waiver of Lessor's right to give a Termination Notice in respect of any such Event of Default during the continuance thereof and Lessor may, notwithstanding the commencement and prosecution of any such action, give a Termination Notice and terminate this Lease pursuant to Section 13.01A at any time during the continuance of such Event of Default.

     C.   If, at any time (a) Lessee shall be comprised of 2 or more persons, or
(b) Lessee's obligations under this Lease shall have been guaranteed by any person other than Lessee, or (c) Lessee's interest in this Lease shall have been assigned, the word "Lessee", as used in subdivisions (d), (e) and (k) of
Section 13.01A shall be deemed to mean any one or more of the persons primarily or secondarily liable for Lessee's obligations under this Lease. Any monies received by Lessor from or on behalf of Lessee during the pendency of any proceeding of the types referred to in said subdivisions (d), (e) and (k) of
Section 13.01A shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Lessor shall not be deemed an acceptance of rent or a waiver on the part of Lessor of any rights under Section 13.01.

     D. If default shall be made in the due and punctual payment of Fixed Rent and/or Additional Rent payable by Lessee under this Lease when and as the same shall become due and payable and such default shall continue for fifteen (15) days, Lessee shall pay Lessor, as Additional Rent, a late charge in an amount equal to the lesser of (a) two (2%) percent of the total amount of Fixed Rent and/or Additional Rent in default for each month or portion thereof for which such Fixed Rent and/or Additional Rent is in default or (b) the maximum amount permissible by law.

     E. In the event Lessor institutes any proceeding to terminate this Lease or to recover Fixed Rent and/or Additional Rent based upon the occurrence of an Event of Default, Lessee shall pay Lessor, as Additional Rent, all costs and expenses, including attorneys' fees, incurred by Lessor in any such proceeding, provided Lessor is either successful on the merits or such proceeding is ultimately settled or otherwise disposed of by termination of the Lease or agreement to pay the Fixed Rent and/or Additional Rent which is the subject of the proceeding.

     SECTION 13.02. In the event that this Lease shall be terminated as in this Article provided, Lessor or Lessor's agents may, immediately, or at any time thereafter, without further notice and without being liable for any damages therefor, enter upon and re-enter the Premises and possess and repossess itself thereof, by summary proceedings, ejecting or otherwise, and may dispossess Lessee and remove Lessee and all other persons and their property from the Premises and may have, hold and enjoy the Premises and the right to receive all income of and from the same. No re-entry by Lessor pursuant to this Article shall be deemed an acceptance of a surrender of this Lease or shall absolve or discharge Lessee from any liability under this Lease.

     SECTION 13.03. In the event that this Lease shall be terminated as in this Article provided, Lessor may, at any time or from time to time thereafter, relet the Premises, or any part thereof, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) as Lessor (in its sole discretion) may determine, to any tenant which it may deem suitable and satisfactory and for any use and purpose it may deem appropriate and may collect and receive the rents therefor. No reletting shall be deemed an acceptance of a surrender of this Lease or shall relieve Lessee of any liability under this Lease or otherwise affect any such liability. Lessor, at its option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Lessor, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Lessee of any liability under this Lease or otherwise affecting any such liability. Lessor shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. Lessor shall not in any event be required to pay Lessee (but shall credit Lessee, to the extent set forth in Article FOURTEENTH, with) any sums received by Lessor on a reletting of said premises whether or not in excess of the rent reserved in this Lease.

     SECTION 13.04. Lessee, on its own behalf and on behalf of all persons claiming through or under Lessee, including all creditors, does hereby waive any and all rights and privileges, so far as is permitted by law, which Lessee and all such persons might otherwise have under any present or future law, to
(i) the service of any notice of intention to re-enter or to institute legal proceedings to that end, (ii) redeem the Premises, (iii) re-enter or repossess the Premises, or (iv) restore the operation of this Lease, after Lessee shall have been dispossessed by a judgment or by warrant of any court or judge, or after any re-entry by Lessor or alter any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter," "reentry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

     SECTION 13.05. In the event that Lessee shall dispute the validity or amount, or the time or manner of payment of, any rent claimed by Lessor to be due from Lessee under this Lease, Lessee shall nevertheless pay the same and such payment may be without prejudice to Lessee's position if Lessee so requests at the time of payment. If the dispute shall be determined in

Lessee's favor, Lessor shall forthwith pay Lessee the amount of Lessee's overpayment of such rent. Lessee's failure to observe and perform the provisions of this Section shall be deemed a default under subdivision (a) of
Section 13.01A.

                                 ARTICLE FOURTEENTH


                       MEASURE OF DAMAGES IN EVENT OF DEFAULT

     SECTION 14.01. A. In the event that this Lease be terminated pursuant to Article THIRTEENTH as a result of an Event of Default on the part of Lessee and whether or not the Premises be relet, Lessor shall be entitled to retain all monies, if any, paid by Lessee to Lessor, whether as advance rent or otherwise, but such monies shall be credited by Lessor against any rent due at the time of such termination, or, at Lessor's option, against any damages payable by Lessee, and Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor, the following:

          (a) All rent to the date upon which this Lease and the Term shall have terminated; and

          (b) All expenses incurred by Lessor in recovering possession of the Premises (including summary proceedings), restoring the Premises to good order and condition, maintaining the Premises in good order and condition while vacant, altering or otherwise preparing the same for reletting and in reletting the Premises (including brokerage commissions and legal expenses), the same to be paid by Lessee to Lessor on demand; and

          (c) The amount by which the rent, but for the termination of this Lease, would have been payable under this Lease from the date of termination to the Expiration Date exceeds the rental and other income, if any, collected by Lessor in respect of the Premises, or any part thereof, subject nevertheless to the provisions of Section 13.03, said amounts to be due and payable for the period which otherwise would have constituted the unexpired portion of the Term (that is to say, upon each of such days Lessee shall pay to Lessor the amount of deficiency then existing).

     B. Whether or not Lessor shall have collected any monthly deficiencies as aforesaid, Lessor shall be entitled to recover from Lessee on demand, as and for liquidated damages, a sum equal to the amount by which the Fixed Rent and Additional Rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or reentry) exceeds the then rental value of the Premises for the same period, both discounted a the rate of 4% per annum to present worth.
If the Premises or any part thereof be relet by Lessor for the unexpired portion of the Term, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Lessor to prove for and obtain as damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater or less than the amount of liquidated damages referred to above.

     SECTION 14.02. In no event shall Lessee be entitled to receive any excess of the rental and other income collected by Lessor in respect of the Premises over the sums payable by Lessee to Lessor hereunder. In no event shall Lessee be entitled in any suit for the collection of damages pursuant to this Article to a credit in respect of any such rental and other income, except to the extent that such rental and other income is allocable to the portion of the Term in respect of which such suit is brought and is actually received by Lessor prior to the entry of judgment in such suit.

     SECTION 14.03. Separate actions may be maintained by Lessor against Lessee from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to Lessor under Article FOURTEENTH, without waiting until the end of the Term and without prejudice to Lessor's right to collect damages thereafter.

                                 ARTICLE FIFTEENTH


                             LESSEE TO INDEMNIFY LESSOR

     SECTION 15.01. Notwithstanding that joint or concurrent liability may be imposed upon Lessor by statute, ordinance, rule, regulation, order or court decision, and notwithstanding any insurance furnished by Lessee to Lessor pursuant hereto or otherwise, Lessee shall and does hereby indemnify and hold harmless Lessor, and Lessor's agents, from and against any and all loss, liability, fines, suits, claims, obligations, damages, penalties, demands and actions, and costs and reasonable expenses of any kind or nature (including architects' and attorneys' fees) due to or arising out of any of the following:
(a) any work or thing done in, on or about the Premises or any part thereof or any use, possession, occupation, condition, operation, maintenance or management of the Premises or the Facility or any part thereof, or any parking lot, sidewalk, curb, or space adjacent thereto or any railroad siding, sewers, or private roadway, by Lessee or anyone claiming through or under Lessee or the respective employees, agents, licensees, contractors, servants or subtenants of Lessee or any such person; (b) any act, omission or negligence on the part of Lessee or any person claiming through or under Lessee, or the respective employees, agents, licensees, invitees, contractors, servants or subtenants of Lessee or any such person; (c) any accident or injury to any person (including death) or damage to property (including loss of property) occurring in, on or about the Premises or the Facility or any part thereof, or any parking lot, sidewalk, curb, or space adjacent thereto, or any railroad siding or private roadway even if due to the negligence of Lessor or Lessor's agents; or (d) any failure on the part of Lessee to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with. Notwithstanding the foregoing, Lessee shall not be obligated to indemnify Lessor or Lessor's agents for any accident, injury or damage described in the preceding clause (c) if caused by or due to: (i) Lessor's active negligence (as such term is hereafter defined);
(ii) Lessor's willful or wanton misconduct; or (iii) Lessor's negligent or willful refusal to perform its obligations under this Lease, provided that Lessor shall have received a bona fide notice from Lessee referring to this
Section 15.01 and stating that Lessor is in default in performing its obligations under this Lease and that loss or damage is imminent or then occurring as a result of such default and Lessor shall have had a reasonable period of time (extended for such time as shall equal the aggregate period Lessor shall have been delayed by Unavoidable Delays) after receipt of such notice in which to perform its obligations. For the purposes of this Section 15.01 and Section 15.02, the term "Lessor's active negligence" shall mean a. negligent act or omission of Lessor's agents or employees while they are physically present on the Premises and are performing any of Lessor's obligations under this Lease and the claimed accident, injury or damage occurs while such agents or employees are physically present on the Premises and is solely caused by the negligent performance by such agents or employees of such obligations. The provisions of this Section shall survive the expiration or termination of this Lease. Any sums payable by Lessee or Lessor under this Section shall be due and payable on demand.

     SECTION 15.02. Lessor and Lessor's agents shall not be liable for any of the following, however caused even if due to the negligence of Lessor or Lessor's agents: (a) any failure of water supply, gas or electrical current or of any utility, (b) any injury or damage to person or property caused by or resulting from any cause whatsoever, including explosion, falling plaster, vermin, smoke, gasoline, oil, steam, gas, electricity, earthquake, subsidence of land, hurricane, tornado, flood, wind or similar storms or disturbances, or water, rain, ice or snow which may be upon, or leak or flow from any street, road, sewer, gas main or subsurface area, or from any part of the Building or Building Equipment, or leakage of gasoline, oil or other substances from pipes, pipelines, appliances, sewers or plumbing works in the Premises or at the Facility, or from any other place, or from the breaking of any electric wire or the breaking, bursting or leaking of water from any plumbing or sprinkler system, or any other pipe in or about the Premises or the Facility,
(c) interference with light or other incorporeal hereditaments, any railroad siding, sewers, or private roadway, (d) loss by theft or otherwise of Lessee's Property or the property of any person claiming through or under Lessee. Notwithstanding the foregoing, Lessor and Lessor's agents shall be responsible under applicable law for any of the foregoing (other than such as pertain to Lessee's Property or to consequential damages arising from interruption or loss of Lessee's business, as to which Lessor shall have no liability in any case) if caused by or due to: (i) Lessor's active negligence; (ii) Lessor's willful or wanton misconduct; or (iii) Lessor's negligent or willful refusal to perform its obligations under this Lease provided that Lessor shall not be responsible for such negligent or willful refusal unless and until Lessor shall have received a bona fide notice from Lessee referring to this Section 15.02 and stating that Lessor is in default in performing its obligations under this Lease and that loss or damage is imminent or then occurring as a result of such default and, in any event, Lessor shall not be liable for any such loss or damage occurring prior to Lessor's receipt of such notice and expiration thereafter of a reasonable period of time (extended for such time as shall equal the aggregate period Lessor shall have been delayed by Unavoidable Delays) for Lessor to perform its obligations. No property, other than such as might normally be brought upon or kept in the Premises or the parking lot as incident to the reasonable use of the Premises or the parking lot for the purposes herein permitted, will be brought upon or be kept in the Premises or the parking lot . Lessor and Lessor's agents shall not be liable for any loss or damage to any of Lessee's Property nor for any interruption or loss of Lessee's business, even if due to the negligence of Lessor or Lessor's agents. Any employees of Lessor to whom any property shall be entrusted by or on behalf of Lessee shall be deemed to be acting as Lessee's agents with respect to such property and neither Lessor nor Lessor's agents shall be liable for any loss of or damage to any such property by theft or otherwise.

                                 ARTICLE SIXTEENTH


                             MECHANICS' AND OTHER LIENS

     SECTION 16.01. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Premises or the Facility or any part thereof with respect to any work done, or caused to be done, or labor or materials furnished, or caused to be furnished, by Lessee or anyone claiming through or under Lessee, Lessee, within ten (10) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same by bonding proceedings, if permitted by law (and if not so permitted, by deposit in court). Any amount so paid by Lessor, including all costs and expenses paid by Lessor in connection therewith, together with interest thereon at all the maximum legal rate from the respective dates of Lessor's so paying and such amount, cost or expense, shall constitute Additional Rent payable by Lessee under this Lease and shall be paid by Lessee to Lessor on demand.

     SECTION 16.02. Nothing in this Lease contained shall be, deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises, or any part thereof or any appurtenance thereto, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against the Facility, any part thereof, or Lessor's interest therein. Notice is hereby given that Lessor shall not be liable for any labor or materials furnished or to be furnished to Lessee upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or estate or interest of Lessor in and to the Premises or the Facility.

                                ARTICLE SEVENTEENTH


                                    CONDEMNATION

     SECTION 17.01. If the whole of the Premises, or such part thereof as will render the remainder Untenantable, shall be acquired or condemned for any public or quasipublic use or purpose, this Lease and the Term shall end as of the date of the vesting of title in the condemning authority with the same effect as if said date were the Expiration Date. If only a part of the Premises shall be so acquired or condemned then, except as otherwise provided in this Article, this Lease and the Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be an amount which bears the same ratio to the Fixed Rent payable immediately prior to such condemnation pursuant to this Lease as the value of the untaken portion of the Premises (appraised after the taking and repair of any damage to the

Premises pursuant to this Section) bears to the value of the entire Premises immediately before the taking. The value of the Premises before and after the taking shall be determined for the purposes of this Section by an independent appraiser chosen by Lessor. If only a part of the Premises shall be so acquired or condemned, then (a) Lessor, at Lessor's sole option, may give to Lessee within 60 days next following the date upon which Lessor shall have received notice of vesting of title, 30 days notice of termination of this Lease, and
(b) if more than 50% of the total area of the Building included in the Premises immediately prior to such acquisition or condemnation is so acquired or condemned or if, by reason of such acquisition or condemnation. Lessee no longer has reasonable means of access to the Premises, Lessee, at Lessee's sole option, may give to Lessor, within 60 days next following the date upon which Lessee shall have received notice of vesting of title, 30 days notice of termination upon the expiration of said 30 days with the same effect as if that date were the Expiration Date. If a part of the Premises shall be so acquired or condemned, and the Term shall not be terminated pursuant to the provisions of this Section, Lessor, at Lessor's expense, shall restore that part of the Premises not so acquired or condemned to a self-contained unit. In the event of any termination of this Lease and the Term pursuant to the provisions of this Section, the Fixed Rent and Additional Rent shall be apportioned as of the date of sooner termination and any prepaid portion of Fixed Rent and Additional Rent for any period after such date shall be refunded by Lessor to Lessee, subject to claims, if any, of Lessor against Lessee hereunder or otherwise.

     SECTION 17.02. In the vent of any acquisition or condemnation of all or any part of the Premises, Lessor shall be entitled to receive the entire award for such acquisition or condemnation. Lessee shall have no claim against Lessor or the condemning authority for the value of any unexpired portion of the Term and Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to any such award, and also agrees to execute any and all further documents that may be required in order to facilitate the collection thereof by Lessor. Nothing contained in this Section shall be deemed to prevent Lessee from making a separate claim in any condemnation proceeding for moving expenses and for the value of any Lessee's Property which would be removable at the end of the Term pursuant to the provisions hereof, provided that applicable statutes permit such awards and any award to Lessor is not diminished or adversely affected thereby.

     SECTION 17.03. The terms "condemnation" and "acquisition" as used in this Article shall include any agreement in lieu of or in anticipation of the exercise of the power of eminent domain between the lessor of any Underlying Lease and/or Lessor and any governmental authority authorized to exercise the power of eminent domain.

     SECTION 17.04. No condemnation or acquisition of any private roadway, sewers or parking lot shall affect this Lease or constitute an actual or constructive eviction of Lessee or entitle Lessee to terminate this Lease or to an abatement or diminution of rent, except that a condemnation or acquisition of a private roadway which would eliminate all reasonable means of access to the Premises shall be subject to the applicable provisions of this Article.

                                 ARTICLE EIGHTEENTH


                            COVENANT OF QUIET ENJOYMENT

     SECTION 18.01. If and so long as Lessee shall pay the Fixed Rent and Additional Rent reserved by this Lease and shall perform and observe all the covenants and conditions herein contained on the part of the Lessee to be performed and observed, Lessee shall quietly enjoy the Premises, subject, however, to the terms of this Lease (including those set forth in Sections 23.02) and to the matters to which this Lease is subject.

                                 ARTICLE NINETEENTH


                       WAIVER OF COUNTERCLAIM AND JURY TRIAL

     SECTION 19.01. In the event that Lessor shall commence any summary or other proceedings or action for non-payment of rent hereunder, Lessee shall not interpose any counterclaim of any nature or description in such proceeding or action, unless such non-interposition would effect a waiver of Lessee's right to assert such claim against Lessor in a separate action or proceeding. The parties hereto waive a trail by jury on any and all issues arising in any action or proceeding between them or their successors under or in any way connected with this Lease or any of its provisions, any negotiations in connection therewith, the relationship of Lessor and Lessee, or Lessee's use or occupation of the Premises, including any claim of injury or any emergency or other statutory remedy with respect thereto. The provisions of this Article shall survive the expiration or termination of this Lease.

                                 ARTICLE TWENTIETH


                                      NOTICES

     SECTION 20.01. A. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests, consents or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing and

          (a) if to Lessee, then, at the option of Lessor, (i) by mail, postage prepaid, addressed to Lessee's address as set forth in this Lease if mailed prior to the Commencement Date or at the Building if subsequent to the Commencement Date, or to such other address as Lessee may designate as its new address for such purpose by notice given to Lessor in accordance with the provisions of this Section, or (ii) delivered personally to Lessee,

          (b) if to Lessor, sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Lessor at 1185 Avenue of the Americas, Suite 310, New York, New York 10036, Attention: Mr. John Neu, or to such other address as Lessor may designate as its new address for such purpose by notice given to Lessee in accordance with the provisions of this Section.

     B. Any such bill, statement, notice, demand, request, consent or other communication shall be deemed to have been rendered or given: (a) on the date delivered, if delivered to Lessee personally, and (b) on the expiration of 5 days after mailing, if mailed to Lessor or Lessee as provided in this Section. Any notice by a party signed by counsel to such party shall be deemed a notice signed by such party.

                                ARTICLE TWENTY-FIRST


                      WAIVERS AND SURRENDERS TO BE IN WRITING

     SECTION 21.01. The receipt of full or partial rent by Lessor with knowledge of any breach of this Lease by Lessee or of any default on the part of Lessee in the observance or performance of any of the provisions or covenants of this Lease shall not be deemed to be a waiver of any such provision, covenant or breach of this Lease. No waiver or modification by Lessor, unless in writing, and signed by Lessor, shall discharge or invalidate any provision or covenant or affect the right of Lessor to enforce the same in the event of any subsequent breach or default. The failure on the part of Lessor to insist in any one or more instances upon the strict performance of any of the provisions or covenants of this Lease, or to enforce any covenant or provision herein contained or to exercise any right, remedy or election herein contained consequent upon a breach of any provision of this Lease, shall not affect or alter this Lease or be construed as a waiver or relinquishment for the future of such one or more provisions or covenants or of the right to insist upon strict performance or to exercise such right, remedy or election, but the same shall continue and remain in full force and effect with respect to any then existing or subsequent breach, act or omission, whether of a similar nature or otherwise. The receipt by Lessor of any rent or any other sum of money or any other consideration hereunder paid by Lessee after the termination, in any manner of the Term, or after the giving by Lessor of the Termination Notice, shall not reinstate, continue or extend the Term, or destroy, or in any manner impair the efficacy of any such Termination Notice as may have been given hereunder by Lessor to Lessee prior to the receipt of any such rent, or other sum of money or other consideration, unless so agreed to in writing and signed by Lessor. Neither acceptance of the keys nor any other act or thing done by Lessor or any agent or employee shall be deemed to be an acceptance of a surrender of the Premises, or any part thereof, excepting only an agreement in writing signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check, as distinguished from any letter accompanying any such check or payment, be deemed to effect or evidence an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance or pursue any other remedy in this Lease provided.

                               ARTICLE TWENTY-SECOND


                                 RIGHTS CUMULATIVE

     SECTION 22.01. Each right and remedy of Lessor shall be cumulative and, to the extent permitted by law, the exercise or beginning of the exercise by Lessor of any one or more of the rights or remedies of such party shall not preclude the simultaneous or later exercise by Lessor of any or all other rights or remedies. In the event of any breach or threatened breach by Lessee or any persons claiming through or under Lessee of any of the agreements, terms, covenants or conditions contained in this Lease, Lessor shall be entitled to enjoy such breach or threatened breach (if entitled to do so at law or in equity or by statute or otherwise) and shall have the right to invoke any right or remedy allowed by law or in equity or by statute or otherwise as if reentry, summary proceedings or other specific remedies were not provided for in this Lease.

                                ARTICLE TWENTY-THIRD


                     EFFECT OF CONVEYANCE:  LIABILITY OF LESSOR
                              AND LESSEE NAMED HEREIN

     SECTION 23.01. The term "Lessor" as used in this Lease shall mean and include only the owner or owners at the time in question of the Lessor's interest in this Lease so that in the event of any transfer or transfers (by operation law or otherwise) of Lessor's interest in this Lease, Lessor herein named (and in the case of any subsequent transfers or conveyances, the then transferor) shall be and hereby is automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability in respect to the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed provided that the transferee shall be deemed to have assumed and agreed to perform, subject to the limitations of this Article (and without further agreement between or among the parties or their successors in interest, and/or the transferee) and only during and in respect of the transferee's period of ownership, all of the terms, covenants and conditions in this Lease contained on the part of Lessor to be performed, which terms, covenants and conditions shall be deemed to "run with the land", it being intended hereby that the terms, covenants and conditions contained in this Lease on the part of Lessor to be performed shall, subject as aforesaid, be binding on Lessor, its successors and assigns, only during and in respect to their respective successive periods of ownership. The transferee shall take title to Lessor's interest in this Lease subject to all Lessee's rights and remedies under this Lease, whether vested or contingent, matured or unmatured, or otherwise.

     SECTION 23.03. In the event of a breach by Lessor of any of the provisions, covenants or obligations of this Lease to be performed by Lessor, the monetary liability of Lessor in relation to any such breach shall be limited to the equity of Lessor in the Premises. Lessee shall look only to Lessor's equity in the Premises for the performance and observance of the terms, covenants, conditions and obligations of this Lease to be performed or observed by Lessor and for the satisfaction of Lessee's remedies for the collection of any award, judgment or other judicial process requiring the payment of money by Lessor in the event of a default in the full and prompt payment and performance of any of Lessor's obligations hereunder.

     SECTION 23.03. The term "Lessee" as used in this Lease shall mean and include Lessee named herein and, during and in respect of their respective successive periods of ownership, each subsequent owner or owners of the leasehold estate created by this Lease. For all purposes of this Lease and without affecting the rights of and obligations between Lessee herein named and any transferee, notwithstanding any transfer (by operation of law or otherwise) of title to the leasehold estate created by this Lease by Lessee herein named or by any subsequent owner of such estate and notwithstanding the assumption by any transferee of the obligations of Lessee hereunder,

Lessee herein named, as between Lessor and Lessee herein named, shall remain primarily liable as a primary obligor and not as a surety, for the full and prompt payment and performance of Lessee's obligations hereunder and, without limiting the generality of the foregoing or of Article TWENTY-SEVENTH, shall remain fully and directly responsible and liable to Lessor of all acts and omissions on the part of any transferee subsequent to it in violation of any of the obligations of this Lease.

                               ARTICLE TWENTY-FOURTH


                         CHANGES AND ALTERATIONS BY LESSEE

     SECTION 24.01. Lessee shall have no right to make any alterations, changes, additions or improvements, structural or otherwise, (herein sometimes collectively referred to as an "alteration" or "work"), to the Premises, the parking lot, private roadway, or any appurtenance thereto, without the prior written consent of Lessor in each instance.

     In the event Lessor shall consent to a request by Lessee to perform work or make alterations, or in any other event, all alterations and work shall be performed in accordance with the following:

          (a) The same shall be performed at the sole cost and expense of Lessee;

          (b) The same shall be performed in a good and workmanlike manner and shall be made in compliance with all applicable Legal Requirements and Insurance Requirements, and Lessee shall obtain, and furnish copies to Lessor of, any and all permits or governmental approvals required in connection with the work;

          (c) The same shall be consistent with the use of the Premises and the parking lot provided for herein;

          (d) No alteration shall be such as to render the Premises other than a complete, self-contained operating unit;

          (e) A copy of plans and a copy of any specifications with respect to any alteration shall be delivered to Lessor promptly after approval of the same by the appropriate governmental department and, in any event, prior to commencement of any alteration or work;

          (f) No alteration shall, in Lessor's sole reasonable judgment, lessen the fair market value of the Premises, or decrease the net usable floor area of the Premises;

          (g) If any alteration shall require a zoning change or the issuance of a variance, such alteration shall not be permitted;

          (h) Any alteration shall be conducted under the supervision of a licensed architect approved by Lessor;

          (i) Before commencing any such work, Lessee shall furnish proof that insurance coverage acceptable to Lessor (including, without limitation, proper workmen's compensation insurance) will be in full force and effect during such work and will cover, by endorsement or otherwise, the risk during the course of such work;

          (j) The Premises and the parking lot shall at all times be free of all liens, encumbrances, chattel mortgages, conditional bills of sale, financing statements and other charges for labor and materials supplied or claimed to have been supplied to the Premises or the parking lot;

          (k) The outside appearance, character or use of the Building shall not be affected;

          (l) All contractors, mechanics, and laborers involved or to be involved in the work, and all materials to be employed shall be subject to Lessor's approval, which approval, if granted, may nevertheless be revoked at any time if the foregoing would, in Lessor's judgment, disturb any operations of Lessor or of any other tenant of Lessor;

          (m) During the course of such work, Lessor and Lessor's architect or engineer may, from time to time, inspect the Building and shall be furnished, upon request, with copies of all plans, shop drawings and specifications relating to such worked, and they may examine at all reasonable times all plans, shop drawings and specifications. Lessee shall keep the same at the Premises. If, during such work, Lessor or Lessor's architect or engineer shall determine that the work is not being done in accordance with the plans and specifications hereinabove referred to, notice may be given to Lessee specifying the particular deficiency, omission or other respect in which it is claimed that such work is not in accord with the plans and specifications and, upon receipt of any such notice, Lessee shall take steps necessary to cause corrections to be made as to any deficiencies, omissions or otherwise;

          (n) The provisions of such Article SIXTEENTH shall be applicable to the work. In addition, each contractor, mechanic or laborer to be involved in the work shall, prior to commencement of the work, deliver to Lessor his written, unconditional waiver of the right to file at any time any and all notices of intention, lien notices, liens or stop notices against the Premise and/or the Facility with respect to any alteration or work affecting the Premises.

     SECTION 24.02. If and when Lessee wishes to perform any alterations which would require, or in Lessor's judgment would be likely to require, and aggregate expenditure of $50,000 or more and Lessor's consent shall have been granted pursuant to Section 24.01, then Lessee shall furnish Lessor with not less than 2 bona fide, written competitive bids for such work and Lessor, at its option, may elect either to perform the same as the agent of Lessee or to allow Lessee to perform the same, but in either case such alteration shall be performed at the sole cost and expense of Lessee. If Lessor shall elect to perform any alterations as aforesaid, then Lessee shall pay Lessor's charges therefor, promptly on demand, as Additional Rent, provided that such charges do not exceed the lowest bid submitted by Lessee to Lessor as provided in the preceding sentence or Lessee has approved such charges in advance.

     SECTION 24.03. A. Any and all alterations shall immediately become the property of Lessor.

     B. At the Expiration Date, or the date of any earlier termination of this Lease, Lessee shall, at Lessor's request, restore the Premises or the affected portion thereof to the state or condition thereof existing prior to the making of any alteration, whether or not Lessor shall have granted its prior consent thereto. The provisions of this Paragraph B shall survive the expiration or termination of this Lease.

     SECTION 24.04. In the event of any alterations as provide for in this Article, the rent payable hereunder shall not be reduced or abated in any manner whatsoever.

                                ARTICLE TWENTY-FIFTH


                            NET LEASE; NON-TERMINABILTIY

     SECTION 25.01. Except as may be otherwise provided in Article THIRD, this Lease shall be deemed and construed to be a "net" lease, and Lessor shall receive all rent from Lessee free from any and all charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever, to that end that this Lease shall yield net to Lessor the Fixed Rent payable hereunder during each year of the Term; all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises or appurtenances thereto which may become due hereunder during or in respect to the Term of this Lease shall be paid by Lessee. In any case, however, nothing herein contained shall be construed to require Lessee to pay the principal of, or interest on, or prepayment penalties or other charges with respect to, any indebtedness secured by any mortgage place upon the Premises by Lessor.

     SECTION 25.02. Except as otherwise specifically provided in Sections 11.01, 11.02 and 17.01, no condition, event or occurrence during the Term, whether foreseen, and however extraordinary, shall (a) permit Lessee to quit or surrender the Premises, or any part thereof, or this Lease, or (b) relieve Lessee from its liability to pay the rent and make other payments hereunder to be made by Lessee or relieve Lessee from any of its other obligations hereunder or entitle it to any abatement, diminution or reductions of, or set-off agent, rent or other charges hereunder or to suspension or deferment of rent or such other charges. Lessee, for itself and any person claiming under it (including creditors) hereby waives any rights now or hereafter conferred upon it by statute, proclamation, decree, order or otherwise, to quit or surrender the Premises or any part thereof or this Lease, or to any abatement, diminution or reduction of, or set-off against, rent or other charges hereunder or to suspension or determent of rent or such other charges on account of any such event or occurrence.

                                ARTICLE TWENTY-SIXTH


                               CERTIFICATE OF LESSEE

     SECTION 26.01. Lessee agrees at any time and from time to time, within twenty (20) days after request by Lessor, to execute, acknowledge and deliver a statement certifying (a) the Commencement Date hereunder, (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (c) the dates to which the Fixed Rent and Additional Rend have been paid, and (d) whether or not to the best knowledge of the signor of such statement (i) Lessor is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if in default, specifying each such default, (ii) either party is holding any funds under this Lease in which the other has an interest (and, if so, specifying the party holding such funds and the nature and amount thereof) and
(iii) there is any amount then due and payable to Lessee by Lessor, it being intended that any such statement delivered pursuant to this Section may be relied upon by Lessor, any mortgage or prospective mortgage, any prospective purchase or assignee of Lessor's interest in this Lease or the mortgagee's interest in any mortgage.

                               ARTICLE TWENTY-SEVENTH


                        ASSIGNMENTS, SUBLEASES AND MORTGAGES

     SECTION 27.01. Neither this Lease, nor the Term and estate hereby granted, nor any part hereof or thereof, nor the interest of Lessee in any sublease or the rentals thereunder, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Lessee, Lessee's legal representatives or successors in interest by operation of law or otherwise, and neither the Premises, nor any part thereof, nor any Lessee's Property, shall be encumbered in any manner by reason of any act or omission on the part of Lessee or anyone claiming under or through Lessee, or shall be sublet or be used or occupied or permitted to be used or occupied or utilized for storage space by anyone other than Lessees or for any purpose other than as permitted by this Lease, without the prior written consent of Lessor in each case, which consent may be withheld for any reason whatsoever. A transfer (including any issuance of stock) of an aggregate of 10% or more of stock, partnership interest or other equity interest in Lessee by any part or parties in interest shall be deemed as assignment of this Lease.

     SECTION 27.02. If this Lease be assigned, whether or not in violation of the provisions of this Lease, Lessor may collect rent from the assignee and Lessor shall be entitled to receive, as Additional Rent, any and all consideration paid to Lessee in connection with such assignment promptly after receipt thereof by Lessee and any and all consideration payable to Lessee in connection with such assignment as and when Lessee would be entitled to receive the same. The provisions of the preceding sentence shall be in full force and effect notwithstanding that Lessee has sought the protection of any provisions of the bankruptcy law (as hereinafter defined) or a petition has been filed against Lessee under such bankruptcy law. If the Premises or any part thereof be sublet or be used or occupied by anybody other than Lessee, whether or not in violation of this Lease, Lessor may, after default by Lessee and expiration of Lessee's time to cure such default, collect rent from the subtenant or occupant. In either event, Lessor may apply the net amount collected to the rents herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 27.01, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of Lessee's obligations under this Lease. The consent by Lessor to an assignment, mortgaging or subletting pursuant to any provision of this Lease shall not in any way be considered to relieve Lessee from obtaining the express consent of Lessor to any other or further assignment, mortgaging or subletting. References in this Lease to use or occupancy by anyone other than Lessee shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and other claiming under or through Lessee, immediately or remotely. This listing of any name other than that of Lessee on any door of the Premises or on any sign on the Premises, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Premises, or be deemed to constitute, or serve as a substitute for, any prior consent of Lessor required under this Article, and it is understood that any such listing shall constitute a privilege extended by Lessor which shall be revocable at Lessor's will by notice to Lessee. Lessee agrees to pay Lessor any counsel fees incurred by Lessor in connection with any proposed assignment of Lessee's interest in this Lease or any proposed subletting of the Premises or any part thereof. Neither any assignment of Lessee's interest in this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Lessee, nor any collection of rent by Lessor from any person other than Lessee as provided in this Article, nor any application of any such rent as provided in this Article shall, under any circumstances, relieve Lessee herein named of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Lessee's part to be observed and performed.

                               ARTICLE TWENTY-EIGHTH


                                   SUBORDINATION

     SECTION 28.01. This Lease, and all rights of Lessee hereunder, are and shall be subject and subordinate in all respects to (a) all present and future ground leases, overriding leases and underlying leases and/or grants of term of the Facility, the Land, the Building, the Building Equipment and/or any appurtenance thereto (collectively, the "Underlying Lease"), (b) all mortgages and building loan agreements, including leasehold mortgages, deeds of trust, and building loan agreements, which may now or hereafter affect the Facility, the Land, the Building, the Building Equipment and/or any appurtenance thereto, and/or the Underlying Lease, (collectively, the "Superior Mortgage"), whether or not the Superior Mortgage shall also cover other land and/or buildings, and
(c) each and every advance made or hereafter to be made under the Superior Mortgage and to all renewals, modifications, replacements, substitutions and extensions of the Underlying Lease and the Superior Mortgage and spreaders and consolidations of the Superior Mortgage. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Lessee shall promptly execute and deliver, at its own cost and expense, any instrument, in recordable form if required, that Lessor, the lessor of the Underlying Lease or the holder of the Superior Mortgage or any of their respective successors in interest may request to evidence such subordination, and Lessee hereby constitutes and appoints Lessor attorney-in-fact for Lessee to execute any such instrument for and on behalf of Lessee. If, in connection with the obtaining, continuing or renewing of financing for which the Premises or the interest of the lessee under the Underlying Lease represents collateral in whole or in part, a bank, insurance company or other lender shall request reasonable modifications of this Lease as a condition of such financing, Lessee will not unreasonably withhold or delay its consent thereto, provided that such modifications do not materially increase the obligations of Lessee hereunder or materially and adversely affect the rights of Lessee under this Lease.

     SECTION 28.02. Lessee shall not do or suffer or permit anything to be done which would constitute a default under the Superior Mortgage or Underlying Lease or cause the Underlying Lease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in the lessor thereunder.

     SECTION 28.03. If, at any time prior to the expiration of the Term, the Underlying Lease shall terminate or be terminated for any reason, or if the holder of the Superior Mortgage shall become the lessee under the Underlying Lease or become the owner of the Premises as a result of foreclosure of its mortgage or by reason of any assignment of the lessee's interest under any lease or conveyance of the Premises, or if the holder of the Superior Mortgage shall obtain a new lease in lieu of the terminated Underlying Lease by foreclosure or otherwise, or become a mortgagee in possession of the Premises, Lessee agrees, at the election and upon demand of any owner of the Premises, or if the holder of any Superior Mortgage (including a leasehold mortgagee) in possession of the Premises, or of any lessee under any other Underlying Lease covering premises which include the Premises, to attorn, from time to time, to any such owner, holder, or lessee, upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. No such owner, holder or lessee shall be liable for any previous act or omission of Lessor under this Lease, be subject to any offset which shall have theretofore accrued to Lessee against Lessor, or be bound by any previous modification of this Lease, not expressly provided for in this Lease, entered into after the date of the Underlying Lease or Superior Mortgage, or by any previous prepayment of more than one month's Fixed Rent. The foregoing provisions of this Section shall enure to the benefit of any such owner, holder or lessee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Underlying Lease or the foreclosure (including judgment of foreclosure and sale) of the Superior Mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Lessee, however, upon demand of any such owner, holder or lessee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

                                ARTICLE TWENTY-NINTH


                     SURRENDER -- REMOVAL OF LESSEE'S PROPERTY

     SECTION 29.01. On the last day of the Term or on the earlier termination of the Term, Lessee shall peaceably and quietly leave, surrender and deliver the Premises to Lessor, together with (a) all alterations, changes, additions and improvements, which may have been made upon the Premises, and (b) except for Lessee's Property, all fixtures and articles of personal property of any kind or nature which Lessee may have installed or affixed on, in, or to the Premises for use in connection with the operation and maintenance of the Premises (whether or not said property be deemed to be fixtures), all of the foregoing to be surrendered in good, substantial and sufficient repair, order and condition, reasonable use, wear and tear, and damage by fire or other casualty, excepted, and free of occupants and subtenants.

     SECTION 29.02. On or prior to the Expiration Date or any earlier termination of this Lease, Lessee shall remove Lessee's Property, and any items referred to in clauses (a) or (b) of Section 29.01 which Lessor shall request Lessee to remove, and Lessee shall pay or cause to be paid the cost of repairing or remedying any damage caused thereby, provided that no item of Lessee's Property may be removed if its removal would impair the integrity (structural or otherwise) of the Building or Building Equipment. All property not so removed shall be deemed abandoned and may either be retained by Lessor as its property or disposed of, without accountability, at Lessee's sole cost, expense and risk, in such manner as Lessor may see fit.

     SECTION 29.03. If the Premises are not surrendered in accordance with the provisions of this Article upon the expiration or termination of this Lease, Lessor shall have all rights given at law or in equity, in the case of holdovers, to remove Lessee and anyone claiming through or under Lessee and, in any event, Lessee shall and does hereby indemnify Lessor against all loss or liability arising from delay by Lessee in so surrendering the Premises, including any claims made by any succeeding lessee founded on such delay.
Lessee expressly waives, for itself and for any person claiming through or under Lessee (including creditors), any rights which Lessee or any such person may have under the provisions of any law in connection with any holdover summary proceedings which Lessor may institute to enforce the provisions of this Article. Lessee's obligations under this Article shall survive the expiration or termination of this Lease.

                                 ARTICLE THIRTIETH


                                      BROKERS

     SECTION 30.01. Lessee represents that in connection with this Lease it dealt with no broker other than Joseph Scibetta and that so far as Lessee is
aware said broker is the only broker who negotiated this Lease.   Lessee hereby
indemnifies Lessor and holds it harmless from any and all loss, cost, liability, claim, damage or expense (including court costs and attorneys' fees) arising out of any inaccuracy or alleged inaccuracy of the above representation.

                                ARTICLE THIRTY-FIRST


                                    DEFINITIONS

     SECTION 31.01. For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires:

          (a) "Additional Rent" shall mean all sums of money, other than Fixed Rent, as shall become due from and payable by Lessee hereunder.

          (b) "Building" shall mean the building, structures and improvements, including paved areas (other than "Building Equipment," as such term is herein defined) now or hereafter erected, constructed or situated on the Land or any part thereof, together with all alterations, additions and improvements thereto and all restorations and replacements thereof, designated by Lessor as Building 10.

          (c) "Building Equipment" shall mean all machinery, systems, apparatus, facilities, equipment and fixtures of every kind and nature whatsoever now or hereafter belonging, attached to and used (whether or not the same constitute fixtures) or procured for use in connection with the operation or maintenance of the Building, including water, sewer and gas connections, all heating, electrical, lighting, and power equipment, engines, furnaces, boilers, pumps, tanks, dynamos, motors, generators, conduits, plumbing, cleaning, fire prevention, refrigeration, ventilating, air cooling and air conditioning equipment and apparatus, cranes, elevators, escalators, ducts and compressors and any and all replacements thereof and additions thereto; but excluding, however, (i) Lessee's Property, (ii) property of sublease and this Lease, (iii) property of contractors servicing the Building, and (iv) improvements for water, gas and electricity and other similar equipment or improvements owned by any public utility company or any governmental agency or body.

          (d) "Lessee's Property" shall mean all articles of personal property (including goods being warehoused or distributed by Lessee or any permitted subtenant of Lessee or other permitted occupant of the Premises) and fixtures and other property, which have been installed or affixed on, in or to, or brought into, the Premises, at the expense of Lessee or any permitted subtenant of Lessee or other permitted occupant of the Premises and without any credit or allowance by Lessor, which are not replacements of any property of Lessor (whether any such replacement is made at Lessee's expense or otherwise), and which do not constitute alterations, changes, additions or improvements to the Premises or any appurtenance thereto.

          (e) "Lessor's agents" shall be deemed to include agents, servants, employees, directors, shareholders and contractors of Lessor.

          (f) "Unavoidable Delays" shall mean any and all delays beyond Lessor's reasonable control, including delays caused by Lessee, governmental restrictions, governmental preemption, strikes, labor disputes, lockouts, shortage of labor or materials, acts of God, enemy action, civil commotion, riot or insurrection, fire or other casualty.

          (g) "Untenable" shall mean the extent to which Lessee is actually unable to use any or all of the Premises in its normal course of business.

     SECTION 31.02. For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires:

          (a) The terms "include," "including," and "such as" shall be construed as if followed by the phrase "without being limited to."

          (b) Whenever this Lease provides that Lessee shall pay Lessor interest at the "maximum legal rate," then interest shall be payable at a rate equal to the lesser of (i) twenty-four (24%) per cent per annum or
     (ii) the highest rate of interest permitted at the relevant time by applicable law to be paid by Lessee without impairing the validity or enforceability of this Lease and without incurring any civil or criminal penalty.

          (c) The term "obligations of this Lease" and words of like import, shall mean the covenants to pay Fixed Rent and Additional Rent and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

          (d) The term "repair" shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

          (e) Reference to "termination of this Lease" includes expiration or earlier termination of the Term or cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon the termination of this Lease, the Term and estate granted by this Lease shall end at noon of the date of termination as if such date were the date of expiration of the Term and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, and (ii) except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

                               ARTICLE THIRTY-SECOND


                                  SECURITY DEPOSIT

     SECTION 32.01. Lessee has deposited (and will throughout the Term maintain on deposit) with Lessor the sum of $7,375 as security for the faithful performance and observance by Lessee of the terms, covenants and conditions of this Lease; it is agreed that in the event Lessee defaults in the performance and observance of any of the terms, covenants and conditions of this Lease, including the payment of Fixed Rent and Additional Rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Lessee is in default in respect of any of the terms, covenants and conditions of this Lease, including any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the security shall be returned to

Lessee after the Expiration Date and after delivery of exclusive possession of the Premises to Lessor. In the event of a sale or leasing of the Premises or any part thereof, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall ipso facto be released by Lessee from all liability for the return of such security; and Lessee agrees to look solely to the new lessor for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that Lessor shall not be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                ARTICLE THIRTY-THIRD


                                   MISCELLANEOUS

     SECTION 33.01. This Lease shall be governed in all respects by the laws of the State of New Jersey applicable to agreements made and to be performed wholly therein.

     SECTION 33.02. All pronouns and any variations hereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities in question may require. The term "person" shall be deemed to include individuals, corporations, partnerships, joint ventures, firms, associations and other entities.

     SECTION 33.03. All provisions of this Lease shall be deemed and construed to be "conditions" as well as "covenants," as though the words specifically expressing or importing covenants and conditions were used in each separate provision hereof.

     SECTION 33.04. If any of the provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 33.05. The article headings in this Lease are inserted only as a matter of convenience and reference and are not to be given any effect whatsoever in construing this Lease.

     SECTION 33.06. This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest. No waiver or modification by either party of any provision or covenant of this Lease shall be deemed to have been made unless such waiver is expressed in writing and signed by the party against whom such waiver or modification is charged.

     SECTION 33.07. Lessee agrees with Lessor that Lessee will not record this Lease or any memorandum of this Lease without the prior written consent of Lessor.

     SECTION 33.08. The covenants, agreements, terms, provisions and conditions contained in this Lease shall apply to and inure to the benefit of and be binding upon Lessor and Lessee and their respective assigns, except as otherwise expressly provided herein.

     SECTION 33.09. Lessor may from time to time adopt rules and regulations pertaining to use and operation of the Facility, the private roadway, the parking lot and any other roadway on or appurtenant to the Facility or the Premises, and Lessee agrees to comply with the same.

     SECTION 33.10. If any excavation or other substructure shall be made or contemplated to be made for building or other purposes upon property or streets adjacent to the Premises, Lessee shall either (a) to the extent required by law, afford to the person or persons causing or authorized in cause such excavation the right to enter upon the Premises for the purpose of doing such work as shall be necessary to preserve any of the walls or structures of the Building or surrounding land from injury or damage and to support the same by proper foundations, pinning and/or underpinning or, at Lessee's option, (b) at Lessee's expense, do or cause to be done all such work as may be necessary to preserve any of the walls or structures of the Building from injury or damage and to underpinning. Lessee shall not, by reason of any such excavation nor work, have any claim against Lessor for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this Lease, or otherwise. Lessee shall, at Lessee's expense, repair, or cause to be repaired, any damage caused to any part of the Premises because of any excavation, construction work or other work of a similar nature which may be done on any property or streets adjacent to the Premises.

     SECTION 33.11. During the Term, neither Lessee nor any person which has guaranteed Lessee's obligations under this Lease shall substantially change the nature of its business or its financial condition. Upon request of Lessor at any time and from time to time, Lessee and any such person shall submit to Lessor true, correct, current and complete financial statements of Lessee and its affiliates.

     SECTION 33.12. Solely for the purposes of a proceeding under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (a "bankruptcy law"), the following terms and conditions have been agreed upon by Lessor and Lessee:

          A. In the event of a default by Lessee under this Lease occurring prior to the filing of a voluntary or involuntary petition (a "pre-petition default") under any bankruptcy law, a period exceeding thirty (30) days for curing such default shall in no event be deemed reasonable.

          B. In order to be deemed adequate assurance by Lessee for the cure of any pre-petition default, Lessee must (a) deposit with Lessor securities, in negotiable form, issued by the United States of America, with a fair market value, at all relevant times, equal to twice the amount of the rent due or the cost, as estimated by Lessor, of curing the pre-petition default, as the case may be, or (b) grant to Lessor a security interest or lien, which shall be superior to any and all claims and liens, on any of Lessee's property that is valued at liquidation at twice the amount of such rent or cost.

          C. In order to be deemed adequate assurance by Lessee, with respect to the payment of rent due after the filing of a voluntary or involuntary petition under any bankruptcy law, Lessee must (a) deposit with Lessor securities, in negotiable form, issued by the United States of America, with a fair market value, at all relevant times, of not less than six months' rent, or (b) grant a security interest or lien, which shall be superior to any and all claims and liens, in any of Lessee's property that is valued at liquidation at not less than six months' rent.

     SECTION 33.13. If any financial statement of Lessee shall reflect a net loss, or working capital or a net worth less than that reflected on Lessee's balance sheet as of the last day of its fiscal year ended within the 12 month period preceding the date hereof, or if Lessee's credit rating established by any reputable credit rating agency shall drop below that on the date hereof, then and in any such event Lessee shall promptly deliver to Lessor a sum equal to not less than two months' rent as and for a security deposit hereunder, such deposit to be in addition to any deposit referred to in Section 32.01 and to be held subject to and upon the provisions of such Section.

                               ARTICLE THIRTY-FOURTH


                                    RENEWAL TERM

     SECTION 34.01. Subject to and upon the terms and conditions set forth in this Article, Lessee shall have the right, at its option, to extend this Lease for a term ("Renewal Term") of five (5) years (to commence on the Expiration Date originally provided for herein and to end at noon on the fifth (5th) anniversary of such Expiration Date originally provided for herein) by giving Lessor notice of such election at any time but not less than six months prior to the expiration Date originally provided for herein (time being of the essence with respect thereto), and upon the giving of such notice this Lease thereupon shall be automatically extended for the Renewal Term with the same force and effect as if the Renewal Term has been originally included in the Term, without the execution of any further instrument.

     SECTION 34.02. Any notice of election to exercise the option to extend as hereinbefore provided must be in writing and sent to Lessor as provided in Article TWENTIETH. In addition, if prior to the exercise of an option to extend Lessee herein named shall have assigned this Lease, no notice by the then Lessee of election to exercise an option to extend shall be valid unless joined in or consented to in writing by Lessee herein named (which consent, in order for the exercise of such option to be effective, shall be delivered to Lessor at or prior to the time of the exercise of the option as to which consent of Lessee herein named has been given). Neither the option granted to Lessee in this Article to extend the Term, nor the exercise of such option of Lessee, shall prevent Lessor from exercising any option or right granted or reserved to Lessor in this Lease to terminate this Lease, and the effective exercise of any such right of termination by Lessor shall terminate any such renewal or extension and any right of Lessee to any such renewal or extension, whether or not Lessee shall have exercised any such option to extend the Term. Any such option or right on the part of Lessor to terminate this Lease pursuant to the provisions hereof shall continue during the Renewal Term.

     SECTION 34.03. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Term except that
(a) the Fixed Rent for the Renewal Term shall be as provided in Section 34.04 (all other rent and charges payable by Lessee remaining unaffected), and (b) there shall be no further privilege of extension of this Lease beyond the Renewal Term.

     SECTION 34.04. During the Renewal Term Lessee shall pay to Lessor annual Fixed Rent, at the same times and in the same manner as in the Term originally provided for, at an annual rate equal to the sum of the following:

          (a)  Eighty Eight Thousand Five Hundred ($88,500) Dollars plus

          (b) Eighty Eight Thousand Five Hundred ($88,500) Dollars multiplied by a fraction, the numerator of which equal the amount by which the Index (as defined in Article THIRD) in effect on the first day of the month in which the Renewal Term commences exceeds the Base Level (as such term is defined in Article THIRD), and the denominator of which is the Base Level (it being understood that if the Index in effect on the first day of the month in which the Renewal Term commences is less than the Base Level, the amount described under clause (b) shall be deemed to be zero).

     SECTION 34.05. If Lessee shall effectively exercise its option to extend this Lease for the Renewal Term, Lessor and Lessee, upon demand of either, shall execute and deliver to each other duplicate originals of an instrument, duly acknowledged, setting forth (a) that the Term has been extended, (b) the period of such extension, (c) the annual Fixed Rent payable during the Renewal Term and
(d) that such extension is upon and subject to all of the terms, covenants, conditions and limitations contained herein.

     SECTION 34.06.  The right of Lessee to extend this Lease as provided in
Section 34.01 is conditioned in all respects upon Lessee's not being in default in the observance or performance of any term, covenant, condition or agreement on Lessee's part to be observed or performed under this Lease both at the time the notice of exercise is given and at the Expiration Date originally provided for herein. Any termination, cancellation or surrender of this Lease shall terminate any right of extension hereunder for the Renewal Term.

     SECTION 34.07. Reference in this Lease to (a) the "Expiration Date originally provided for herein" shall be deemed to mean the Expiration Date provided for in Section 1.01, without regard to the Renewal Term, (b) the "Expiration Date" shall be deemed, after Lessee shall have effectively exercised an option to extend this Lease pursuant to this Article, to mean the date of expiration of the Renewal Term and (c) the "Term" shall be deemed, after Lessee shall have effectively exercised the option to extend this Lease pursuant to this Article, to include the Renewal Term.

                                ARTICLE THIRTY-FIFTH


                        SUPPLEMENT TO ARTICLE TWENTY-SEVENTH

                       (ASSIGNMENTS, SUBLEASES AND MORTGAGES)

     SECTION 35.01. The following provisions shall supplement the provisions of Article TWENTY-SEVENTH and shall be deemed inserted following Section 27.02:

     SECTION 27.03. Lessee may, upon Lessor's prior consent which shall not be unreasonably withheld, permit any corporations or other business entities which control, are controlled by, or are under common control with Lessee (hereinafter referred to as "related corporations") to sublet all or part of the Premises for any of the purposes permitted to Lessee, subject however to compliance with Lessee's obligations under this Lease. Such subletting shall not release, relieve, discharge or modify any of Lessee's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the voting stock of such corporation or not less than 50% of all of the legal and equitable interest in any other business entities.

     SECTION 27.04. Lessee may, upon Lessor's prior consent which shall not be unreasonably withheld, assign or transfer its entire interest in the Lease and the leasehold estate hereby created or sublet the whole of the Premises on one or more occasions to a "successor corporation" of Lessee, as such term is hereinafter defined, provided that Lessee shall not be in default in observing and performing any of the terms, covenants, conditions and agreements of this Lease on its part to be observed and performed, including the payment of Fixed Rent and Additional Rent. A "successor corporation," as used in this Section, shall mean (a) a corporation into which or with which Lessee, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation, or (b) a corporation acquiring this Lease and the Term hereby demised, the good-will and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Lessee, its corporate successors and assigns and assuming all or substantially all of the liabilities of Lessee, its corporation successors and assigns, or (c) any corporate successor to a successor corporation becoming such by either of the methods described above in subdivisions (a) and (b); provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization, and a net worth (as determined in accordance with generally accepted principles of accounting consistently applied) at least equal to the assets, capitalization and net worth, similarly determined, of Lessee at the beginning of the Term or of Lessee, its corporate successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be, whichever is the greater. The acquisition by Lessee, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed to be a merger for the purposes of this Article. Upon the delivery to Lessor by any successor corporation to whom this Lease may be and is assigned or transferred with the consent of Lessor pursuant to the provisions of this Section, of the agreement of such corporation to assume all the terms, covenants and conditions of this Lease to be performed by Lessee, and to be bound thereby, the corporation so assigning or transferring this Lease shall thereafter be released and discharged from any obligation thereafter arising under this Lease.

     SECTION 27.05. No assignment made pursuant to Section 27.04 and no assignment otherwise consented to by Lessor shall be valid unless, within 10 days after the execution thereof, Lessee shall deliver to Lessor (a) a duplicate original instrument of assignment in form and substance satisfactory to Lessor, duly executed by Lessee, and (b) in instrument in form and substance satisfactory to Lessor, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease an Lessee's part to be observed and performed.

     SECTION 27.06. A Notwithstanding anything contained in Sections 27.01 and 27.02, but subject to the rights of Lessee under Sections 27.03 and 27.04, in the event that, at any time or from time to time prior to of during the Term, Lessee desires to sublet all of any part of the Premises, Lessee

     (a) shall submit to Lessor in writing the name and address of the proposed subtenant, a reasonably detaled statetment of the proposed subtenant's business, reasonably detailed financial references for the proposed subtenant (including certified balance sheet and income statements for the proposed subtenint in the case of balance sheet dated not more thin 60 days prior to its date of submission; and in the case of the income statement for a full fiscal year ended not more than 60 days prior to the date of its submission),

     (b) shall submit to Lessor a copy of the proposed sublease, fully executed by both Lessee and the proposed subtenant, the term of which sublease shall commence no later than six months after,

     (c) shall submit to Lessor in assignment in favor of Lessor, executed by Lessee, of all of Lessee's right, title, and interest in and to the proposed sublease,

     (d) shall be deemed to have granted Lessor the option either to accept the assignment of the sublease referred to in subdivision (c) above or to sublet from Lessee such space so proposed to be sublet upon the terms and conditions herein set forth, and

     (e) shall not offer such space for subletting to anyone other than Lessor until 30 days have elapsed after receipt by Lessor of such proposed sublease and assignment.

     B. The option of Lessor referred to in subdivision (d) of Subsection A shall be exercisable by Lessor only during the 30 day period commencing on the day after Lessor receives the sublease and assignment referred to in subdivisions (b) and (c) above.

     C. In the event Lessor exercises Lessor's option to sublet such space, such sublease by Lessee to Lessor shall be at a fixed rent equal to the lesser of (i) the Fixed Rent as provided in this Lease for the entire Premises or an equitable apportionment of such Fixed Rent if such sublease shall be in respect of less than the whole of the Premises or (ii) the fixed rent provided for in the proposed sublease referred to in subdivision
(b) of Section 27.06A, and shall be for the same term as that of the proposed subletting, and it is hereby expressly greed that:

     (a) The sublease shall be expressly subject to all of the covenants, agreements, terms, provisions and condions of this Lease except such as are not relevant or applicable, and except as is otherwise expressly set forth to the contrary in this Section;

     (b) Such sublease to Lessor shall give Lessor the unqualified and unrestricted right, without Lessee's permission, to assign such sublease of any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make any and all changes, alterations, and improvements in the space covered by such sublease, Lessee covenants and agrees
(i) that any such assignment or sub-letting by the subtenant may be for any purpose or purposes that Lessor, in Lessor's uncontrolled descretion, shall deem suitable or appropriate, (ii) that Lessee, at Lessee's expense, shall and will at all times provide and permit reasonably appropriate means of ingress and egress from such space so sublet by Lessee to Lessor, and (iii) that at the expiration of the term of such sublease, Lessee will accept the space covered by such sublease in its then existing condition, subject to the obligations of Lessor to make such repairs thereto is may be necessary to preserve the premises demised by such sublease in good order and condition;

     (c) Such sublease to Lessor shall provide that any assignee or subtenant of the Lessor may, at the election of the Lessor, be permitted to make alterations, decorations and installations in such space or any part thereof and shall also provide in substance that any such alterations, decorations and installations therein made by any assignee or subtanetant of the Lessor may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to such space so sublet caused by such removal;

     (d) Such sublease to Lessor shall also provide that the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties; and

     (e) if such sublease is for less than the entire Premises, it shall provide that Lessee, at its expense, will erect the partitions required to separate the portion of the Premises to be sublet from the remainer of the Premises and will provde any doors required to provide an independent means of access to the Premises to be sublet, and shall install all other equipment of facilities which may be required in order to use such sublet portion of the Premises as a unit separate from the remainder of the Premises.

     D. In the event Lessor does not exercise its option to so sublet such space or to accept in assignment of the sublease referred to in subdivision
(c) of Subsection A within the 30-day period referred to in Subsection B of this Section, the term of the proposed sublease may commence upon consent of Lessor which consent may not be unreasonably withheld. However, Lessor shall not, in any event, be obligated to consent to the proposed sublease or the commencement of the term unless:

     (a) In the reasonable judgment of Lessor the proposed subtenant is of a character such as is in keeping with the standards of Lessor in those respects for the Facility, and

     (b) The purposes for which the proposed subtenant intends to use the portion of the Premises sublet to it are uses expressly permitted by and not expressly prohibited by this Lease, and

     (c) Lessee shall not have (i) advertised or publicized in any way the avilability of all or part of the Premises without prior notice to and approval by Lessor, or (ii) listed nor publicly advertised the Premises for subletting whether through a broker, agent, representative, or otherwise at a rental rate less than the Fixed Rent then payable hereunder for such space; the provisions of this clause, however, shall not be deemed to prohibit Lessee from negotiating a sublease at a lesser rate of rent and consummatting the same insofar as it may be permitted under the provisions of this Article, and

     (d) Such subletting will result in there being no more than one tenant in the Premises, and

     (e)  The proposed sublease shall prohibit any assignment or subletting, and

     (f) The rent for such subletting is no less than the then going market rate for comparable space and for a comparable term in the area, and

     (g) Lessee shall not be in default in the performance of any of its obligations under this Lease, and

     (h) Lessee shall reimburse Lessor for any costs that may be incurred by Lessor in connection with the said sublease, including without limitation the costs of making investigations as to the acceptability of a proposed subtenant, and legal costs incurred in connection with the granting of any requested consent, and

     (i) The proposed subtenant shall not then be a tenant of Lessor or a person with whom Lessor is then negotiating a lease, and

     (j) The proposed sublease shall provide that in the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligations to do so, may require the proposed subtenant to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such proposed sublease from the time of the exercise of said option to the termination of such proposed sublease.

     E. With respect to each and every sublease or subletting authorized by the provisions of this Section, it is further agreed and understood between Lessor and Lessee as follows:

     (a) No subletting shall be for a term later than one day prior to the Expirition Date and that part, if any, of the proposed term of any sublease or any renewal or extension thereof which shall extend beyond a date one day prior to the Expiration Date or earlier termination of the Term is hereby deemed a nullity; and

     (b) There shall be delivered to Lessor, within 10 days after the commencement of the term of the proposed sublease, notice of such commencement.

     F. If Lessee effects any subletting permitted hereinabove, then Lessee shall pay to Lessor a sum equal to (a) any rent or other consideration received by Lessee under the sublease which is in excess of the rent allocable to the subleased space which is .then being paid by Lessee to Lessor pursuant to the terms hereof; and (b) any profit or gain realized by Lessee from any such subletting. All sums payable hereunder by Lessee shall be payable to Lessor as Additional Rent upon receipt thereof by Lessee.

     SECTION 27.07. In the event that, at any time after Lessee herein named may have assigned Lessee's interest in this Lease, this Lease shall be disaffimed or rejected in any proceeding of the types described in subdivisions
(d) and (e) of Section 13.01A or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Section 13.01 based upon any of the conditons of limitation set forth in said subdivision, Lessee herein named, upon request of Lessor given within 30 days next following such disaffirmance, rejecton or termination (and actual notice thereof to Lessor in the event of a disaffirmance or rejection or in the event of termination other than by act of Lessor), shall (a) pay to Lessor all Fixed Rent, Additional Rent and other charges due and owing by the assignee to Lessor under this Lease to and including the date of such disaffirmance, rejection or termination, and
(b) as "tenant", enter into a new lease with Lessor of the Premises for a term commencing on the effective data of such disaffirmance, rejection of termination and ending on the Expiration Date, unless sooner terminated is in such lease provided, at the same Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (i) Leasee's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons claiming through or under such assignee or by virtue of any statute or of any order of any court, and
(ii) such new lease shall require all defaults under this Lease to be cured by Lessee herein named with due diligence, and (iii) such new lease shall require Lessee herein named to pay all Additional Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such dissaffirmance, rejection or termination with respect to any period prior thereto. In the event Lessee herein named shall default for a period of 10 days next following Lessor's request in its obligation to enter into said new lease then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Lessor shall have the same rights and remedies against Lessee herein named as if Lessee had entered into such new lease and such new lease had thereafter been terminated as at the commencement data thereof by reason of Lessee's default thereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement of Lease as of the date first above written.

                              LESSOR
                              RTC PROPERTIES, INC.

                              By:
                                  --------------------------------------
                              LESSEE
                              MERCER PRODUCTS CO., INC.

                              By:
                                  --------------------------------------
(Seal)

Attest:

-------------------------------------

                    (Acknowledgment for Corporate Lessee)

STATE OF           )
                   )     ss.:
COUNTY OF          )

     On the                   day of              ,       , before me personally
came                              , to me known, who, being by me duly sworn,
did depose and say that he resides at
                                                                        ; that
he is the                               President of Mercer Products Co., Inc.,
the corporation described in and which executed the foregoing instrument as Lessee; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                        --------------------------------------
                                                       Notary Public

                    (Acknowledgment for Individual Lessee)

STATE OF         )
                 )  ss.:
COUNTY OF        )

     On the                           day of                         ,       ,
before me personally came                           , to me known and known to
me to be the individual described in and who executed the foregoing instrument as Lessee, and acknowledged to me that he executed the same.

                                        -------------------------------------
                                                       Notary Public

                    (Acknowledgment for Partnership Lessee)

STATE OF          )
                  ) ss.:
COUNTY OF         )

     On the                       day of                            ,        ,
before me personally came                             , to me known, who, being
by me duly sworn, did depose and say that he is a partner in the firm of
                                                     , a partnership, and that
he executed the foregoing instrument on behalf of said firm.


                                             ---------------------------------
                                                       Notary Public

                                      EXHIBIT A


                               DESCRIPTION OF PREMISES

     The Premises consist of a portion of the Building at the Facility designated by Lessor as Building 10, as shown more particularly on Plan A annexed to this Exhibit A.

     Area measurements or descriptions of the Premises or the parking lot set forth in this Exhibit, Plan A annexed hereto, elsewhere in this Lease or in any agreement or document collateral thereto, are approximations and are intended merely to identify space; any errors in such area measurements shall have no effect whatsoever on this Lease or any such agreement.

     EXTENSION AND FIRST AMENDMENT OF LEASE, dated as of January 13, 1994, by and between RTC PROPERTIES, INC., a New York corporation having an office at 1185 Avenue of the Americas, Suite 310, New York, New York 10036 ("Lessor") and MERCER PRODUCTS CO., INC., a New York corporation having an office at Hackensack Avenue, Building 10, Kearny, New Jersey 07032 ("Lessee").

                                     WITNESSETH:

     WHEREAS, Lessor, as lessor, and Lessee, as lessee, entered into a lease agreement dated as of December 1, 1988 (hereinafter referred to as the "Lease Agreement"), covering premises including a portion of Building 10 at the River Terminal Facility, Kearny, New Jersey, as more particularly described therein (the "Premises"), and

     WHEREAS, the Lease Agreement will expire on April 30, 1994; and

     WHEREAS, Lessor and Lessee desire to extend the Lease Agreement for an additional term of one year and, coincident with such extension, to amend certain other provisions of the Lease Agreement;

     NOW, THEREFORE, Lessor and Lessee do hereby agree to the extension of the Lease Agreement and to the amendment of the Lease Agreement as follows:

          PARAGRAPH 1. Section 1.01 of the Lease Agreement is hereby amended by deleting the expiration date "April 30, 1994" and inserting in its place and stead the date "April 30, 1995".

          PARAGRAPH 2. During the one year extension, the Fixed Rent payable by Lessee pursuant to Section 2.01 shall remain unchanged.

          PARAGRAPH 3. Article THIRTY-FOURTH is hereby amended to provide that the term "Expiration Date originally provided for herein" shall refer to the Term as extended herein, i.e., April 30, 1995.

          PARAGRAPH 4. Unless otherwise provided expressly herein, initially capitalized terms used herein shall have the same meanings that they have in the Lease Agreement.

          PARAGRAPH 5. Except as modified herein, the provisions of the Lease Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Extension and First Amendment of Lease as of the day and year first above written.

     RTC PROPERTIES, INC.

                                        By:
                                           -------------------------------

                                             MERCER PRODUCTS CO., INC.

                                        By:
                                           -------------------------------
ATTEST:


By:
   -----------------------------

                       CONFIRMATION AND AFFIRMATION OF GUARANTY

     The undersigned, LAPORTE GROUP p.l.c., hereby confirms and agrees that the Guaranty dated as of August 20, 1990 (the "Guaranty") which the undersigned executed in connection with the Lease referred to in the foregoing Extension and First Amendment of Lease is applicable to the obligations of the Lessee under the Lease, as modified by the foregoing Extension and First Amendment of Lease; and that said Guaranty continues in full force and effect.

Dated:  As of January 13, 1994          LAPORTE GROUP p.l.c.




                                        By:
                                           ----------------------------

     Attest:


By:
   -----------------------------

     EXTENSION AND SECOND AMENDMENT OF LEASE, dated as of January 23, 1995, by and between RTC PROPERTIES, INC., a New York corporation having an office at 1185 Avenue of the Americas, Suite 310, New York, New York 10036 ("Lessor") and MERCER PRODUCTS CO., INC., a New York corporation having an office at Hackensack Avenue, Building 10, Kearny, New Jersey 07032 ("Lessee").

                                     WITNESSETH:

     WHEREAS, Lessor, as lessor, and Lessee, as lessee, entered into a lease agreement dated as of December 1, 1988 as amended by an Extension and First Amendment of Lease dated as of January 13, 1994 (hereinafter referred to as the "Lease Agreement"), covering premises including a portion of Building 10 at the River Terminal Facility, Kearny, New Jersey, as more particularly described therein (the "Premises"); and

     WHEREAS, the Lease Agreement will expire on April 30, 1995; and

     WHEREAS, Lessor and Lessee desire to extend the Lease Agreement for an additional term of two years and, coincident with such extension, to amend certain other provisions of the Lease Agreement;

     NOW, THEREFORE, Lessor and Lessee do hereby agree to the extension of the Lease Agreement and to the amendment of the Lease Agreement as follows:

     PARAGRAPH 1. Section 1.01 of the Lease Agreement is hereby amended by deleting the expiration date "April 30, 1995" and inserting in its place and stead the date "April 30, 1997".

     PARAGRAPH 2. During the two year extension, the Fixed Rent payable by Lessee pursuant to Section 2.01 shall remain unchanged.

     PARAGRAPH 3. Article THIRTY-FOURTH is hereby amended to provide that the term "Expiration Date originally provided for herein" shall refer to the Term as extended herein, i.e., April 30, 1997.

     PARAGRAPH 4. Unless otherwise provided expressly herein, initially capitalized terms used herein shall have the same meanings that they have in the Lease Agreement.

     PARAGRAPH 5. Except as modified herein, the provisions of the Lease Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Extension and Second Amendment of Lease as of the day and year first above written.

                                        RTC PROPERTIES, INC.

                                   By:
                                      --------------------------------


                                        MERCER PRODUCTS CO., INC.

                                   By:
                                      --------------------------------

ATTEST:


By:
   ----------------------------

                          CONFIRMATION AND AFFIRMATION

     The undersigned, LAPORTE GROUP p.l.c., hereby confirms and agrees that the Guaranty dated as of August 20, 1990 (the "Guaranty") which the undersigned executed in connection with the Lease referred to in the foregoing Extension and Second Amendment of Lease is applicable to the obligations of the Lessee under the Lease, as modified by the foregoing Extension and Second Amendment of Lease; and that said Guaranty continues in full force and effect.

Dated:  As of January 23, 1995          LAPORTE GROUP p.l.c.




                                        By:
                                           ----------------------------

     Attest:


By:
   ---------------------

           THIRD AMENDMENT AND EXTENSION OF AGREEMENT OF LEASE

     THIS THIRD AMENDMENT AND EXTENSION OF AGREEMENT OF LEASE, dated as of March 26, 1997, by and between RTC PROPERTIES, INC., A NEW YORK CORPORATION, with offices at 100 Central Avenue, South Kearny, New Jersey 07032, (herein called "Lessor") , and MERCER PRODUCTS CO., INC., A NEW YORK CORPORATION, with offices at Building 10, Hackensack Avenue, South Kearny, New Jersey 07032, (herein called "Lessee").

                                     WITNESSETH:

     WHEREAS, Lessor and Lessee entered into an Agreement of Lease dated as of December 1, 1988, covering premises known as Building 10, Hackensack Avenue, South Kearny, New Jersey, also known as Lot 20 in Block 294 on the current Tax Map of the Town of Kearny. The land and building are a part of an industrial park (the "Facility"), known and designated as Lots 20, 12, 13 and 14 in Block 294 on the said current Tax Map;

     WHEREAS, Lessor and Lessee entered into an Extension and First Amendment of Lease dated as of January 13, 1994, extending the term "Expiration Date" from April 30, 1994 to April 30, 1995;

     WHEREAS, Lessor and Lessee entered into an Extension and Second Amendment of Agreement of Lease dated as of January 23, 1995, extending the "Expiration Date" from April 30, 1995 to April 30, 1997;

     WHEREAS, Lessor and Lessee desire to extend the term of the Lease for three
(3) years, from April 30, 1997 to April 30, 2000;

     WHEREAS, Lessor and Lessee further desire to add 10,000 square feet of contiguous space to the Premises covered by the said Agreement of Lease and First and Second Amendments of Agreement of Lease;

     WHEREAS, Lessor and Lessee have agreed to other terms and conditions as set forth herein;

     WHEREAS, Lessor and Lessee desire to let said Agreement of Lease dated as of December 1, 1988, said Extension and First Amendment of Agreement of Lease dated as of January 13, 1994, and Extension and Second Amendment of Agreement of Lease dated as of January 23, 1995, remain in full force and effect as to all terms and conditions contained therein and to the original Premises known as Building 10B and the additional 10,000 square feet of contiguous space;

     NOW, THEREFORE, Lessor and Lessee do hereby extend and amend the Agreement of Lease as follows:

     1. PREMISES. Lessor is the owner of the land and building which is part of an industrial park known and designated as Lots 12 and 20 in Block 294 on the Tax Map of the

Town of Kearny. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental and upon all of the conditions set forth in said Agreement of Lease dated as of December 1, 1988, Extension and First Amendment of Agreement Lease dated as of January 13, 1994, and Extension and Second Amendment of Agreement of Lease dated as of January 23, 1995, and as set forth in this said Third Amendment and Extension of Agreement of Lease, a portion of the land and the Building known as 10B (15,000 square feet) and an additional 10,000 square feet of contiguous space, for a total of 25,000 square feet, together with the building equipment attached or appurtenant thereto, located thereon and used solely in connection with the operation and maintenance thereof.

     2. ARTICLE FIRST -- DEMISE AND TERM OF DEMISE. The term of this Third Amendment and Extension of Agreement of Lease for the premises (Building 10B - 15,000 square feet and 10,000 square feet of contiguous space, for a total of 25,000 square feet) shall commence on a date sixty (60) days from the date of the execution of this Third Amendment and Extension of Agreement of Lease, and expire on April 30, 2000, unless sooner terminated pursuant to the provisions of the above-mentioned said Agreements.

     3. ARTICLE SECOND -- RENT. Lessee shall pay to Lessor rent for the promises (Building 10B -- 15,000 square feet and 10,000 square feet of contiguous space for a total of 25,000 square feet), during the term, over and above the other and additional payments to be made by Lessee, as hereinafter provided, or as provided in the Agreement of Lease dated as of December 1, 1988 or the Extensions and Amendments of Agreements of Lease mentioned above, and without any offset or deduction, of ONE HUNDRED FIFTY-FOUR THOUSAND DOLLARS ($154,000.00) per annum, NET (based upon a rate of $6.16 per square foot per annum NET), payable on the first day of each and every month during the term. Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4. ARTICLE THIRD -- TAXES AND ESCALATION RENT. In accordance with the provisions of Article Third of the Agreement of Lease dated as of December 1, 1988, Lessee shall, as additional rent, pay all charges set forth thereunder subject to a calculation as set forth in Article Third, but substituting the square footage of Building 10B -- 15,000 square feet and 10,000 additional continuous square feet, for a total of 25,000 square feet, for the square footage set forth in said original Agreement of Lease. In addition, the Proportional Land Impositions shall likewise be adjusted substituting as numerator the number of square feet of land under the Premises (Building 10B and the additional 10,000 contiguous square feet) and the number of square feet of land constituting the parking lot, and the denominator being the total number of square feet of land comprising the Land. All other terms and conditions of Article Third shall remain in full force and effect.

     5.. ARTICLE FOURTH -- USE OF PREMISES. Lessee shall have the right to use the Premises (Building 10B and the additional 10,000 contiguous square feet) for warehousing, distribution and office use incidental thereto, and for no other purpose, as set forth in Article Fourth of the Agreement of Lease mentioned above.

     6. ARTICLE THIRTY-SECOND -- SECURITY DEPOSIT. Lessee has deposited with Lessor a sum pursuant to said Agreement of Lease dated as of December 1, 1988. Said sum shall remain deposited with regard to this Third Amendment and Extension of Lease. All other terms and conditions of Article Thirty-Second of said Agreement of Lease shall remain in full force and effect.

     7. ARTICLE THIRTY-FOURTH -- RENEWAL TERM. Lessor and Lessee agree that there shall be no further right to extend the term of this Lease beyond the date set forth herein, namely April 30, 2000.

     8. WORK LETTER. Lessor agrees at Lessor's expense to do the following work at said Premises:

          (a)  construct a new demising wall between Units 10C  and 10B;

          (b)  create an 8' x 10' opening in the said demising wall.

     9. Except as set forth herein, and as amended and extended by this Third Amendment and Extension of Agreement of Lease, the terms and conditions of the Agreement of Lease dated as of December 1, 1988, the Extension and First Amendment of Agreement of Lease dated as of January 13, 1994, and the Extension and Second Amendment of Agreement of Lease dated as of January 23, 1995, shall continue in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Third Amendment and Extension of Lease as of the day and year first above written.

                                             RTC PROPERTIES, INC.

                                        By:
                                           --------------------------

WITNESS:

     BY:
        -------------------------

                                             MERCER PRODUCTS CO., INC.

                                        By:
                                           ---------------------------

WITNESS:

     BY:
        ---------------------------